UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21153

Nuveen Maryland Dividend Advantage Municipal Fund 3
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
May 31, 2011

Nuveen Maryland Premium Income Municipal Fund
NMY

Nuveen Maryland Dividend Advantage Municipal Fund
NFM

Nuveen Maryland Dividend Advantage Municipal Fund 2
NZR

Nuveen Maryland Dividend Advantage Municipal Fund 3
NWI

Nuveen Virginia Premium Income Municipal Fund
NPV

Nuveen Virginia Dividend Advantage Municipal Fund
NGB

Nuveen Virginia Dividend Advantage Municipal Fund 2
NNB

May

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Common Share Dividend and Share Price Information	14
Performance Overviews	15
Report of Independent Registered Public Accounting Firm	22
Portfolios of Investments	23
Statement of Assets and Liabilities	66
Statement of Operations	68
Statement of Changes in Net Assets	70
Statement of Cash Flows	73
Financial Highlights	75
Notes to Financial Statements	87
Board Members & Officers	103
Annual Investment Management Agreement Approval Process	108
Reinvest Automatically, Easily and Conveniently	116
Glossary of Terms Used in this Report	118
Other Useful Information	123

Chairman’s
Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of June 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 93% of the MuniPreferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refinancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
July 21, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Maryland Premium Income Municipal Fund (NMY)
Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)
Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI)
Nuveen Virginia Premium Income Municipal Fund (NPV)
Nuveen Virginia Dividend Advantage Municipal Fund (NGB)
Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)

Portfolio manager Tom Spalding reviews economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen Maryland and Virginia Funds. With 34 years of investment experience at Nuveen, Tom assumed portfolio management responsibility for these seven Funds in January 2011 from Cathryn Steeves, who managed the Funds from 2006 until December 2010.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended May 31, 2011?

During this period, the U.S. economy demonstrated some signs of modest improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting (following the end of this reporting period), the central bank stated that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also completed its second round of quantitative easing with the purchase of $600 billion in longer-term U.S. Treasury bonds. The goal of this plan was to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking the seventh consecutive quarter of positive growth. The employment situation slowly improved, with the national jobless rate registering 9.1% in May 2011, down from 9.6% a year earlier. While the Fed’s longer-term inflation expectations remained stable, inflation over this period posted its largest twelve-month gain since October 2008, as the Consumer Price Index (CPI) rose 3.6% year-over-year as of May 2011. The core CPI (which excludes food and energy) increased 1.5%, staying within the Fed’s unofficial objective of 2.0% or lower for

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC C, and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Investments	5

this measure. The housing market remained a major weak spot in the economy. For the twelve months ended April 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 4.0%, with six of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

The municipal bond market was affected by a significant decline in new tax exempt issuance during this period. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt in 2010 under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and expired on December 31, 2010. Between the beginning of this reporting period on June 1, 2010, and the end of the BAB program, taxable Build America Bond issuance totaled $74.5 billion, accounting for 28% of new bonds issued in the municipal market.

After rallying strongly during the first part of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and the deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of some state and local governments. As a result, money began to flow out of municipal mutual funds as yields rose and valuations declined. As we moved into the second quarter of 2011, we saw the environment in the municipal market improve.

Over the twelve months ended May 31, 2011, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $335.7 billion, a decrease of 15% compared with the issuance of the twelve-month period ended May 31, 2010. For the first five months of 2011, municipal issuance nationwide was down 50% from the first five months of 2010. This decline reflects the heavy issuance of BABs at the end of 2010, as borrowers took advantage of the program’s favorable terms before its expiration at year end.

How were economic and market conditions in Maryland and Virginia during this period?

Overall, the recent recession in Maryland was less severe than in many other states, as the state’s credit profile remained relatively strong due to historically sound fiscal management as well as a diverse economy. In 2010, Maryland’s economy expanded at a rate of 2.9%, compared with the national growth rate of 2.6%, ranking Maryland 16th in the nation in terms of percentage GDP growth by state. As of May 2011, Maryland’s unemployment rate stood at 6.8%, its lowest level since March 2009, down from 7.4% in May 2010. This was well below the national jobless rate of 9.1% for May 2011. Maryland has one of the nation’s best educated workforces, which facilitated the development of advanced technology and the growth of public and private research facilities. Combined with the influence of the government sector and the presence of 56 universities, this has made Maryland a center for national security and medical and biomedical research. In April 2011, Maryland adopted a $14.7 billion general fund budget for fiscal 2012. The budget was balanced largely through cuts, including eliminating 450 state jobs and freezing state salaries, limiting increases in school aid to enrollment growth for both K-12 and higher education institutions, and reducing health care spending. As of May 2011, Moody’s and

6	Nuveen Investments

S&P rated Maryland general obligation debt at Aaa and AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2011, municipal issuance in the state totaled $4.9 billion, down 23% from the previous twelve-month period.

Like Maryland, Virginia’s proximity to Washington D.C. and a large military presence added some stability to the commonwealth’s economy during the recent recession and lessened its impact to some degree. For 2010, Virginia posted GDP growth of 2.6%, on par with the national growth rate, which ranked Virginia 20th in percentage GDP growth by state. Unemployment in the commonwealth fell from 7.0% in May 2010 to 6.0% in May 2011, its lowest point since January 2009. Virginia’s economy is led by employment in the government, professional and business services, education and health services, and retail trade sectors. Virginia also continued to serve as a center for research and development facilities. Virginia was hard hit by the housing recession, especially in the Washington D.C. area, although the downturn was more muted in other areas. Recently, home prices have risen, helping to stabilize residential construction. According to the S&P/Case-Shiller home price Index, the Washington D.C. area was the only one of 20 major metropolitan areas to post a year-over-year gain for the twelve months ended April 2011 (most recent data available at the time this report was prepared), as the average home price there rose 4.0% during that time. This compared with a 4.0% decline in home prices nationally for the same period. In February 2011, Virginia approved a $32 billion two-year general fund budget that included increased funding for higher education and a $38 million economic development incentive package. As of May 2011, Moody’s and S&P maintained their ratings on Virginia general obligation debt at Aaa and AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2011, issuance in Virginia totaled $6.2 billion, a decrease of 20% from the previous twelve months.

What key strategies were used to manage these Funds during this reporting period?

As previously mentioned, the new issue supply of tax-exempt bonds declined nationally during this period, due largely to the issuance of taxable bonds under the BAB program. The BAB program also significantly affected the availability of tax-exempt bonds in Maryland and Virginia. Between the beginning of this reporting period on June 1, 2010, and the end of the BAB program, BABs accounted for approximately 36% of municipal supply in Maryland and 33% in Virginia. Since interest payments from BABs represent taxable income, we did not view these bonds as appropriate investment opportunities for these Funds. Further compounding the supply situation was the drop-off in new municipal issuance during the first five months of 2011, when issuance in Maryland and Virginia declined 34% and 57%, respectively, from that of the same period in 2010.

In this environment of constrained tax-exempt municipal bond issuance, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. Because of the lack of supply in Maryland, we purchased some territorial bonds issued by Puerto Rico and Guam to help keep these Funds as fully invested as possible. These bonds also benefited the Funds through diversification and double exemption (i.e., exemption from both federal and state taxes). The Virginia Funds also added tobacco bonds from a recent issue backed

Nuveen Investments	7

by the 1998 master tobacco settlement agreement, which helped to enhance the Funds’ durations and yields.

During this period, the Funds generally focused on bonds with maturities of 25 years and longer in order to take advantage of attractive yields at the longer end of the municipal yield curve. The purchase of longer maturity bonds also provided some protection for the Funds’ duration and yield curve positioning in the event that the BAB program was extended and continued to have an impact on tax-exempt issuance, especially at the long end of the curve.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested. In general, selling was minimal because of the challenge of finding appropriate tax-exempt paper.

As of May 31, 2011, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for the Nuveen Maryland and Virginia Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 5/31/11

	1-Year	5-Year	10-Year
Maryland Funds
NMY	2.53%	4.81%	5.95%
NFM	1.73%	4.37%	5.76%
NZR	1.59%	4.29%	N/A
NWI	1.96%	4.74%	N/A

Standard & Poor’s (S&P) Maryland Municipal Bond Index1	3.17%	4.62%	4.89%
Standard & Poor’s (S&P) National Municipal Bond Index2	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average3	2.49%	4.18%	5.60%

Virginia Funds
NPV	3.48%	4.71%	5.68%
NGB	2.86%	4.05%	5.87%
NNB	2.59%	4.28%	N/A

Standard & Poor’s (S&P) Virginia Municipal Bond Index1	3.21%	4.35%	4.90%
Standard & Poor’s (S&P) National Municipal Bond Index2	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average3	2.49%	4.18%	5.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1
The Standard & Poor’s (S&P) Municipal Bond Indexes for Maryland and Virginia are unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade Maryland and Virginia municipal bond markets, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

3
The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5- year, 46 funds; and 10-year, 27 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, which may make direct comparisons less meaningful.

8	Nuveen Investments

For the twelve months ended May 31, 2011, the total return on common share net asset value (NAV) for NPV exceeded the returns for the Standard & Poor’s (S&P) Virginia Municipal Bond Index and the Standard & Poor’s (S&P) National Municipal Bond Index, while the remaining Maryland and Virginia Funds underperformed the returns for their respective state’s S&P Municipal Bond Index as well as the S&P National Municipal Bond Index. For the same period, NMY, NPV, NGB and NNB outperformed the average return for the Lipper Other States Municipal Debt Funds Average, while NFM, NZR and NWI lagged this benchmark.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of leverage also had an impact on the Funds’ performance. Leverage is discussed in more detail on page 10.

During this period, municipal bonds with intermediate maturities generally outperformed other maturity categories, with credits at both the shorter and longer ends of the yield curve posting weaker returns. Overall, duration and yield curve positioning was a positive contributor to the performance of these Funds. All of the Funds had good exposure to the intermediate parts of the yield curve that performed best, with NPV being the most advantageously positioned for the market environment of the past twelve months.

Credit exposure also played a role in performance. During the market reversal of late 2010, as redemption activity in high-yield funds increased and risk aversion mounted, lower-rated credits were negatively impacted. For the period as a whole, bonds rated BBB typically underperformed those rated AAA. In this environment, the Funds’ performance generally benefited from their allocations to higher quality credits. As of May 31, 2011, NMY had the heaviest exposure to AAA rated bonds and a correspondingly lower weighting in bonds rated BBB, while NFM had the largest allocation to bonds rated BBB among all of these Funds, which restrained its performance during this period.

Holdings that generally made positive contributions to the Funds’ returns during this period included general obligation (GO) and other tax-supported bonds, housing credits and resource recovery bonds. The electric utilities, water and sewer, and leasing sectors also outperformed the municipal market as a whole. All of these Funds were underweighted in the tax-supported sector, specifically in state GOs, which restricted their ability to participate in the rally of this sector.

In contrast, the industrial development revenue, health care and transportation sectors turned in relatively weaker performance. NFM, NZR, NWI and NNB had the heaviest weightings in the health care sector (20% or higher), which hurt their performance. The Maryland Funds tended to be underweighted in transportation, which lessened the

Nuveen Investments	9

negative impact of these holdings, while transportation was neutral for the Virginia Funds, which had heavier concentrations in bonds issued for Washington Dulles International Airport, the Dulles tollroad, and the airport’s new AeroTrain people mover system.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. This is what happened in these Funds during the period, as the use of leverage hurt their overall performance.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multi-generational lows, those maximum rates also have been low. One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion

10	Nuveen Investments

of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including NPV) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters (including NPV) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Directors/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

Nuveen Investments	11

As of May 31, 2011, each of the Funds has redeemed all of their outstanding ARPS at par.

MTP Shares

As of May 31, 2011, the following Funds have issued and outstanding MTP Shares, at liquidation value, as shown in the accompanying table.

Fund	MTP Shares at Liquidation Value
NMY	$74,593,000
NFM	26,485,000
NZR	27,300,000
NWI	37,766,000
NPV	61,408,000
NGB	22,800,000
NNB	43,200,000

The net proceeds from each Fund’s issuance of MTP Shares was used to refinance all, or a portion of, the Fund’s remaining outstanding ARPS at par. Each Fund’s MTP Shares trade on the New York Stock Exchange (NYSE). At May 31, 2011, the details on each Fund’s series of MTP Shares are as shown in the following table.

Fund	Series	Shares Issued At Liquidation Value	Annual Interest Rate	NYSE Ticker
NMY	2015	38,775,000	2.65%	NMY Pr C
NMY	2016	35,818,000	2.90%	NMY Pr D
NFM	2015	26,485,000	2.60%	NFM Pr C
NZR	2015	27,300,000	2.60%	NZR Pr C
NWI	2015	20,700,000	2.65%	NWI Pr C
NWI	2016	17,066,000	2.85%	NWI Pr D
NPV	2014	29,203,000	2.25%	NPV Pr A
NPV	2015	32,205,000	2.65%	NPV Pr C
NGB	2014	22,800,000	2.80%	NGB Pr C
NNB	2014	43,200,000	2.80%	NNB Pr C

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares.)

At the time this report was prepared, all 84 of the Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $10.3 billion of the approximately $11.0 billion originally outstanding. For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

12	Nuveen Investments

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC, prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Price Risk; Common shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value. The Funds cannot predict whether the common shares will trade at, above or below net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk; Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, and distributions. Leverage risk can be introduced through structural leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund’s portfolio. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. There is no assurance that a Fund’s leveraging strategy will be successful.

Credit and Interest Rate Risk; Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due.

Nuveen Investments	13

Common Share Dividend and
Share Price Information

The monthly dividends of all seven Funds in this report remained stable throughout the twelve-month reporting period ended May 31, 2011.

All of these Funds seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2011, all seven of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding common shares.

As of May 31, 2011, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	5/31/11 (+)Premium/(-)Discount	12-Month Average (+)Premium/(-)Discount
NMY	(-)2.57%	(-)1.31%
NFM	(-)6.07%	(-)1.97%
NZR	(-)4.24%	(-)1.51%
NWI	(-)3.33%	(-)3.58%
NPV	(+)3.47%	(+)5.31%
NGB	(-)0.80%	(+)3.96%
NNB	(-)1.20%	(+)2.78%

14	Nuveen Investments

NMY	Nuveen Maryland
Performance	Premium Income
OVERVIEW	Municipal Fund
as of May 31, 2011

Fund Snapshot
Common Share Price	$14.00
Common Share Net Asset Value (NAV)	$14.37
Premium/(Discount) to NAV	-2.57%
Market Yield	5.44%
Taxable-Equivalent Yield1	7.95%
Net Assets Applicable to Common Shares ($000)	$153,082

Leverage
(as a % of managed assets)
Structural Leverage	31.69%
Effective Leverage	34.97%

Average Annual Total Return
(Inception 3/18/93)
	On Share Price	On NAV
1-Year	2.32%	2.53%
5-Year	4.47%	4.81%
10-Year	4.17%	5.95%

Portfolio Composition3
(as a % of total investments)
Health Care	18.5%
U.S. Guaranteed	14.6%
Tax Obligation/General	12.6%
Education and Civic Organizations	10.6%
Tax Obligation/Limited	10.1%
Housing/Multifamily	8.0%
Housing/Single Family	7.8%
Long-Term Care	3.5%
Other	14.3%

Refer to the Glossary of Terms Used in the Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	15

NFM	Nuveen Maryland
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.00
Common Share Net Asset Value (NAV)	$13.84
Premium/(Discount) to NAV	-6.07%
Market Yield	6.00%
Taxable-Equivalent Yield1	8.77%
Net Assets Applicable to Common Shares ($000)	$58,107

Leverage
(as a % of managed assets)
Structural Leverage	30.22%
Effective Leverage	33.70%

Average Annual Total Return
(Inception 1/23/01)
	On Share Price	On NAV
1-Year	-3.78%	1.73%
5-Year	2.29%	4.37%
10-Year	3.48%	5.76%

Portfolio Composition3
(as a % of total investments)
Health Care	23.7%
Tax Obligation/Limited	15.2%
Housing/Multifamily	9.4%
U.S. Guaranteed	9.2%
Education and Civic Organizations	9.1%
Housing/Single Family	6.9%
Tax Obligation/General	5.2%
Long-Term Care	4.6%
Consumer Staples	3.7%
Other	13.0%

Refer to the Glossary of Terms Used in the Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

16	Nuveen Investments

NZR	Nuveen Maryland
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.31
Common Share Net Asset Value (NAV)	$13.90
Premium/(Discount) to NAV	-4.24%
Market Yield	5.95%
Taxable-Equivalent Yield1	8.70%
Net Assets Applicable to Common Shares ($000)	$58,415

Leverage
(as a % of managed assets)
Structural Leverage	30.80%
Effective Leverage	34.10%

Average Annual Total Return
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	-6.04%	1.59%
5-Year	3.51%	4.29%
Since Inception	4.39%	5.34%

Portfolio Composition3
(as a % of total investments)
Health Care	20.9%
U.S. Guaranteed	13.8%
Tax Obligation/Limited	11.1%
Education and Civic Organizations	9.7%
Tax Obligation/General	9.6%
Housing/Single Family	8.0%
Housing/Multifamily	6.3%
Transportation	3.9%
Consumer Staples	3.8%
Other	12.9%

Refer to the Glossary of Terms Used in the Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	17

NWI	Nuveen Maryland
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 3
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.64
Common Share Net Asset Value (NAV)	$14.11
Premium/(Discount) to NAV	-3.33%
Market Yield	5.54%
Taxable-Equivalent Yield1	8.10%
Net Assets Applicable to Common Shares ($000)	$75,698

Leverage
(as a % of managed assets)
Structural Leverage	32.39%
Effective Leverage	35.07%

Average Annual Total Return
(Inception 9/25/02)
	On Share Price	On NAV
1-Year	1.52%	1.96%
5-Year	5.05%	4.74%
Since Inception	4.23%	4.98%

Portfolio Composition3
(as a % of total investments)
Health Care	20.5%
Tax Obligation/Limited	20.2%
U.S. Guaranteed	15.4%
Education and Civic Organizations	7.8%
Tax Obligation/General	7.2%
Housing/Single Family	5.7%
Housing/Multifamily	5.0%
Long-Term Care	3.7%
Other	14.5%

Refer to the Glossary of Terms Used in the Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

18	Nuveen Investments

NPV	Nuveen Virginia
Performance	Premium Income
OVERVIEW	Municipal Fund
as of May 31, 2011

Fund Snapshot
Common Share Price	$14.92
Common Share Net Asset Value (NAV)	$14.42
Premium/(Discount) to NAV	3.47%
Market Yield	5.39%
Taxable-Equivalent Yield1	7.94%
Net Assets Applicable to Common Shares ($000)	$130,032

Leverage
(as a % of managed assets)
Structural Leverage	30.98%
Effective Leverage	34.41%

Average Annual Total Return
(Inception 3/18/93)
	On Share Price	On NAV
1-Year	-0.58%	3.48%
5-Year	5.45%	4.71%
10-Year	4.84%	5.68%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	18.8%
Health Care	18.6%
U.S. Guaranteed	14.0%
Transportation	12.1%
Tax Obligation/General	11.5%
Housing/Single Family	5.2%
Education and Civic Organizations	4.9%
Other	14.9%

Refer to the Glossary of Terms Used in the Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	19

NGB	Nuveen Virginia
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.72
Common Share Net Asset Value (NAV)	$13.83
Premium/(Discount) to NAV	-0.80%
Market Yield	5.60%
Taxable-Equivalent Yield1	8.25%
Net Assets Applicable to Common Shares ($000)	$43,473

Leverage
(as a % of managed assets)
Structural Leverage	33.27%
Effective Leverage	36.56%

Average Annual Total Return
(Inception 1/26/01)
	On Share Price	On NAV
1-Year	-4.25%	2.86%
5-Year	0.96%	4.05%
10-Year	4.49%	5.87%

Portfolio Composition3
(as a % of total investments)
Transportation	18.1%
Health Care	17.4%
Tax Obligation/Limited	16.6%
Tax Obligation/General	9.7%
U.S. Guaranteed	9.2%
Long-Term Care	8.0%
Housing/Single Family	6.0%
Other	15.0%

Refer to the Glossary of Terms Used in the Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

20	Nuveen Investments

NNB	Nuveen Virginia
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.96
Common Share Net Asset Value (NAV)	$14.13
Premium/(Discount) to NAV	-1.20%
Market Yield	5.67%
Taxable-Equivalent Yield1	8.35%
Net Assets Applicable to Common Shares ($000)	$81,417

Leverage
(as a % of managed assets)
Structural Leverage	33.52%
Effective Leverage	36.82%

Average Annual Total Return
(Inception 11/15/01)
	On Share Price	On NAV
1-Year	-2.58%	2.59%
5-Year	2.18%	4.28%
Since Inception	4.87%	5.69%

Portfolio Composition3
(as a % of total investments)
Health Care	22.1%
U.S. Guaranteed	17.0%
Tax Obligation/Limited	13.9%
Water and Sewer	9.3%
Long-Term Care	7.3%
Housing/Single Family	7.0%
Tax Obligation/General	7.0%
Transportation	5.9%
Other	10.5%

Refer to the Glossary of Terms Used in the Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	21

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Maryland Premium Income Municipal Fund
Nuveen Maryland Dividend Advantage Municipal Fund
Nuveen Maryland Dividend Advantage Municipal Fund 2
Nuveen Maryland Dividend Advantage Municipal Fund 3
Nuveen Virginia Premium Income Municipal Fund
Nuveen Virginia Dividend Advantage Municipal Fund
Nuveen Virginia Dividend Advantage Municipal Fund 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, and Nuveen Virginia Dividend Advantage Municipal Fund 2 (the “Funds”) as of May 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, and Nuveen Virginia Dividend Advantage Municipal Fund 2 at May 31, 2011, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 28, 2011

22	Nuveen Investments

Nuveen Maryland Premium Income Municipal Fund
NMY	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 2.6% (1.7% of Total Investments)
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$25	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	$22,706
4,825	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	3,950,372
4,850	Total Consumer Discretionary			3,973,078
	Consumer Staples – 4.0% (2.6% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
810	5.250%, 6/01/32	6/17 at 100.00	N/R	707,438
1,200	5.625%, 6/01/47 (DD1, Settling 6/01/11)	6/17 at 100.00	N/R	969,636
62,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB	2,070,180
2,590	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	2,293,031
66,600	Total Consumer Staples			6,040,285
	Education and Civic Organizations – 15.8% (10.6% of Total Investments)
1,250	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	1,109,588
1,000	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	1,000,180
330	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	297,472
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:
750	5.250%, 7/01/25 – AGM Insured	1/13 at 100.00	AA+	758,115
500	5.250%, 7/01/30 – AGM Insured	1/12 at 100.50	AA+	504,850
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	1,249,100
1,430	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2004, Trust 1003, 13.862%, 1/01/13 (IF)	No Opt. Call	AA+	1,533,732
1,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2006, 5.000%, 6/01/30	6/16 at 100.00	Baa1	1,714,168
1,365	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/19	5/15 at 100.00	Aa3	1,466,652
9,445	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	Aa3	11,147,934
1,685	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	1,862,313
	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
910	5.000%, 11/01/31	11/16 at 100.00	BBB+	848,220
850	4.500%, 11/01/36	11/16 at 100.00	BBB+	683,817
22,590	Total Education and Civic Organizations			24,176,141
	Health Care – 27.6% (18.5% of Total Investments)
2,990	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	2,818,195
565	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38	No Opt. Call	Baa3	477,922
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A–	1,435,710
1,525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A3	1,525,351

Nuveen Investments	23

Nuveen Maryland Premium Income Municipal Fund (continued)
NMY	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002, 5.800%, 7/01/32	7/12 at 100.00	A3	$3,265,373
400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	363,064
1,665	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	1,282,916
1,740	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	1,437,257
1,400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	1,291,738
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34	7/11 at 100.00	A	1,393,290
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Hospital, Howard County General Hospital Acquisition, Series 1998, 5.000%, 7/01/19 – NPFG Insured	7/11 at 100.00	Baa1	1,000,900
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	7/11 at 100.00	A+	2,004,640
3,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	3,582,222
1,175	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA+	1,185,681
300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 6.000%, 7/01/41	7/21 at 100.00	A	306,351
1,750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	1,779,383
3,310	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	3,337,738
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
1,010	5.000%, 7/01/37	7/17 at 100.00	BBB	842,865
670	5.500%, 7/01/42	7/17 at 100.00	BBB	586,605
1,700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,554,820
1,900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	Aa3	1,930,115
3,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A3	3,254,388
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	A	1,005,750
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
3,395	5.750%, 1/01/38	1/18 at 100.00	BBB–	3,159,523
1,000	6.000%, 1/01/43	1/18 at 100.00	BBB–	953,780
	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
295	5.375%, 7/01/14 (4)	7/11 at 100.00	B3	258,851
295	5.300%, 7/01/24 (4)	7/11 at 100.00	B3	198,786
44,385	Total Health Care			42,233,214

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 12.0% (8.0% of Total Investments)
$2,065	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory put 1/01/27)	1/20 at 102.00	AAA	$2,071,649
1,450	Maryland Community Development Administration, FNMA Multifamily Development Revenue Bonds, Edgewater Village Apartments, Series 2000B, 5.800%, 8/01/20 (Alternative Minimum Tax)	8/11 at 101.00	Aaa	1,466,139
2,500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	2,434,275
685	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Pre-refunded N/A) (Alternative Minimum Tax)	7/11 at 100.00	Aa2	685,473
1,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	741,810
915	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Collegiate Housing Foundation – Salisbury State University, Series 1999A, 6.000%, 6/01/19	12/11 at 101.80	Baa3	915,275
1,145	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	Baa2	1,033,282
3,830	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.200%, 7/01/30	7/11 at 100.00	Aaa	3,830,421
170	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 5.900%, 7/01/15	7/11 at 100.00	Aa2	170,457
2,000	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000A, 6.100%, 7/01/30	7/11 at 100.00	Aaa	2,001,480
	Prince George’s County Housing Authority, Maryland, GNMA Collateralized Mortgage Revenue Refunding Bonds, Overlook Apartments, Series 1995A:
1,385	5.700%, 12/20/15	6/11 at 100.00	AA+	1,388,740
1,670	5.750%, 12/20/19	6/11 at 100.00	AA+	1,672,689
18,815	Total Housing/Multifamily			18,411,690
	Housing/Single Family – 11.6% (7.8% of Total Investments)
2,735	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	2,779,881
3,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2009B, 4.750%, 9/01/39	9/18 at 100.00	Aa2
510	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	2,852,130
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006:			520,353
600	4.750%, 9/01/25 (Alternative Minimum Tax) (UB)	9/15 at 100.00	Aa2	587,190
1,195	4.900%, 9/01/26 (Alternative Minimum Tax) (UB)	9/15 at 100.00	Aa2	1,181,389
4,100	4.875%, 9/01/26 (Alternative Minimum Tax) (UB)	3/16 at 100.00	Aa2	4,049,776
1,630	4.900%, 9/01/31 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	1,582,990
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007:
650	5.000%, 9/01/27 (Alternative Minimum Tax) (UB)	3/17 at 100.00	Aa2	643,540
1,200	4.850%, 9/01/37 (Alternative Minimum Tax) (UB)	3/17 at 100.00	Aa2	1,112,616
2,330	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)	9/14 at 100.00	Aa2	2,196,888
275	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	261,322
18,225	Total Housing/Single Family			17,768,075

Nuveen Investments	25

Nuveen Maryland Premium Income Municipal Fund (continued)
NMY	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 2.7% (1.8% of Total Investments)
$2,150	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	$2,095,154
2,010	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	2,033,256
4,160	Total Industrials			4,128,410
	Long-Term Care – 5.2% (3.5% of Total Investments)
2,455	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	2,188,706
1,000	Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group, Series 1999A, 5.625%, 1/01/25 – RAAI Insured	7/11 at 100.00	BB–	854,200
995	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	N/R	1,026,561
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/45	1/21 at 100.00	N/R	2,974,800
1,065	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	937,200
8,515	Total Long-Term Care			7,981,467
	Tax Obligation/General – 18.8% (12.6% of Total Investments)
2,030	Anne Arundel County, Maryland, General Obligation Bonds, Series 2004, 5.000%, 4/01/16	4/14 at 100.00	AAA	2,240,511
1,000	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	1,106,080
685	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	792,840
1,540	Baltimore, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2004A, 5.000%, 10/15/22 – AMBAC Insured	10/14 at 100.00	Aa2	1,670,854
700	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA+	813,883
	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006:
2,185	5.000%, 3/01/14	No Opt. Call	Aa1	2,441,453
820	5.000%, 3/01/16	No Opt. Call	Aa1	962,278
1,725	Howard County, Maryland, General Obligation Metropolitan District Refunding Bonds, Series 2002A, 5.250%, 8/15/18	2/12 at 100.00	AAA	1,779,320
1,190	Maryland National Capital Park Planning Commission, Prince George’s County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17	1/14 at 100.00	AAA	1,305,787
3,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	3,474,360
	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Refunding Bonds, Series 2001:
1,750	5.250%, 10/01/13	10/11 at 101.00	AAA	1,796,515
2,000	5.250%, 10/01/18	10/11 at 101.00	AAA	2,050,540
2,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2002, 4.100%, 9/15/19	9/12 at 101.00	AAA	2,065,620
5,770	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18	10/13 at 100.00	AAA	6,277,529
26,395	Total Tax Obligation/General			28,777,570

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 15.1% (10.1% of Total Investments)
$380	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	$359,282
300	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	264,243
340	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A, 5.700%, 7/01/29 – RAAI Insured	7/12 at 100.00	N/R	314,010
2,300	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	A–	2,304,071
900	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	790,659
4,250	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	5,062,643
1,700	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/24	6/13 at 100.00	AA+	1,806,301
1,000	Montgomery County, Maryland, Lease Revenue Bonds, Metrorail Garage, Series 2002, 5.000%, 6/01/21	6/12 at 100.00	AA	1,037,340
675	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.500%, 7/01/27 – RAAI Insured	7/12 at 101.00	A2	684,923
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
1,000	5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	A3	996,550
2,500	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	2,377,800
1,000	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A3	934,310
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AA+	2,118,585
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
1,425	5.375%, 8/01/39	2/20 at 100.00	A+	1,391,541
200	5.500%, 8/01/42	2/20 at 100.00	A+	198,508
1,500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A2	1,597,605
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29 (WI/DD, Settling 6/01/11)	10/20 at 100.00	Baa2	946,970
22,570	Total Tax Obligation/Limited			23,185,341
	Transportation – 4.9% (3.3% of Total Investments)
1,060	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	A1	1,186,437
4,335	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB)	7/17 at 100.00	AA+	4,582,442
2,075	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/11 at 100.00	CCC+	1,681,808
7,470	Total Transportation			7,450,687
	U.S. Guaranteed – 21.7% (14.6% of Total Investments) (5)
2,000	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (5)	2,284,300
2,000	Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects, Series 1994A, 5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AAA	2,391,800
1,245	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (5)	1,473,906

Nuveen Investments	27

Nuveen Maryland Premium Income Municipal Fund (continued)
NMY	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$990	Gaithersburg, Maryland, Hospital Facilities Revenue Refunding and Improvement Bonds, Shady Grove Adventist Hospital, Series 1995, 6.500%, 9/01/12 – AGM Insured (ETM)	No Opt. Call	AA+ (5)	$1,032,738
	Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2004B:
1,625	5.000%, 8/15/17 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	1,815,661
1,180	5.000%, 8/15/19 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	1,318,449
1,875	Maryland Economic Development Corporation, Lease Revenue Bonds, Department of Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.50	AAA	1,978,219
	Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of Maryland – College Park, Series 2001:
980	5.375%, 7/01/15 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 100.00	N/R (5)	984,145
980	5.375%, 7/01/16 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 100.00	N/R (5)	984,145
3,200	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	3,726,208
3,125	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Howard County General Hospital, Series 1993, 5.500%, 7/01/25 (ETM)	7/11 at 100.00	Aaa	3,427,313
2,040	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A2 (5)	2,292,532
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	A (5)	1,592,820
155	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA	177,754
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	Aaa	1,216,110
	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005:
2,000	5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	2,310,200
1,235	5.000%, 6/01/23 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,426,548
1,235	5.000%, 6/01/24 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,426,548
1,235	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,426,548
29,600	Total U.S. Guaranteed			33,285,944
	Utilities – 4.0% (2.6% of Total Investments)
2,500	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/11 at 100.00	N/R	2,500,000
3,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – FGIC Insured	7/14 at 100.00	A3	3,540,669
6,000	Total Utilities			6,040,669
	Water and Sewer – 3.4% (2.3% of Total Investments)
1,045	Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects, Series 1994A, 5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA	1,203,630
1,655	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	1,714,596

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,260	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA	$1,291,474
860	Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15	No Opt. Call	AAA	999,963
4,820	Total Water and Sewer			5,209,663
$284,995	Total Investments (cost $224,488,500) – 149.4%			228,662,234
	Floating Rate Obligations – (6.5)%			(9,962,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (48.7)% (6)			(74,593,000)
	Other Assets Less Liabilities – 5.8%			8,974,370
	Net Assets Applicable to Common Shares – 100%			$153,081,604

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.6%.
N/R	Not rated.
DD1	Investment, or portion of investment, purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Maryland Dividend Advantage Municipal Fund
NFM	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 5.1% (3.5% of Total Investments)
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$540	5.000%, 9/01/16 – SYNCORA GTY Insured	No Opt. Call	Baa3	$544,423
2,115	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	1,731,614
310	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1	272,072
650	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	400,290
3,615	Total Consumer Discretionary			2,948,399
	Consumer Staples – 5.4% (3.7% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
990	5.250%, 6/01/32	6/17 at 100.00	N/R	864,646
965	5.625%, 6/01/47 (WI/DD, Settling 6/01/11)	6/17 at 100.00	BBB	779,749
10,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB	333,900
1,315	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	1,164,222
13,270	Total Consumer Staples			3,142,517
	Education and Civic Organizations – 13.2% (9.1% of Total Investments)
645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	645,116
125	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	112,679
1,500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	7/11 at 100.00	BBB–	1,455,675
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	499,640
585	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2004, Trust 1003, 13.862%, 1/01/13 (IF)	No Opt. Call	AA+	627,436
565	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	506,415
475	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35	5/15 at 100.00	N/R	454,661
615	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	Aa3	656,014
	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999:
195	5.375%, 2/01/19	8/11 at 100.00	BBB–	194,984
410	5.375%, 2/01/29	8/11 at 100.00	BBB–	361,919
265	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/23	6/16 at 100.00	Baa1	261,242
1,145	University of Puerto Rico, University System Revenue Bonds, Series 2006Q, 5.000%, 6/01/19	6/16 at 100.00	Baa1	1,153,404
900	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	724,041
7,925	Total Education and Civic Organizations			7,653,226

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 34.4% (23.7% of Total Investments)
$225	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	$212,072
1,325	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,237,073
330	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A–	315,856
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Medical Center, Series 1998, 5.125%, 7/01/28 – AGM Insured	7/11 at 100.00	AA+	1,000,160
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 1998, 5.000%, 7/01/28	7/11 at 100.00	A3	981,930
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002, 6.000%, 7/01/26	7/12 at 100.00	A3	1,009,950
400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	363,064
775	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	597,153
710	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	586,467
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	461,335
650	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34	7/11 at 100.00	A	603,759
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Hospital, Series 2001, 5.000%, 5/15/21	11/11 at 100.00	Aa3	1,251,688
2,225	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	7/11 at 100.00	A+	2,230,162
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	942,690
485	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA+	489,409
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	711,753
1,360	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	1,371,397
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
415	5.000%, 7/01/37	7/17 at 100.00	BBB	346,326
270	5.500%, 7/01/42	7/17 at 100.00	BBB	236,393
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2001, 5.625%, 7/01/31	7/11 at 100.00	BBB	955,390
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	640,220
750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	Aa3	761,888
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	A3	940,000
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
980	5.750%, 1/01/38	1/18 at 100.00	BBB–	912,027
350	6.000%, 1/01/43	1/18 at 100.00	BBB–	333,823

Nuveen Investments	31

Nuveen Maryland Dividend Advantage Municipal Fund (continued)
NFM	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$700	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.300%, 7/01/24 (4)	7/11 at 100.00	B3	$471,695
21,100	Total Health Care			19,963,680
	Housing/Multifamily – 13.6% (9.4% of Total Investments)
1,000	Maryland Community Development Administration, Multifamily Housing Revenue Bonds, Princess Anne Apartments, Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)	12/11 at 100.00	Aaa	1,000,810
	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A:
50	5.000%, 10/01/15	10/13 at 100.00	B3	43,524
210	5.625%, 10/01/23	10/13 at 100.00	B3	155,780
1,800	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 6.000%, 7/01/33 – ACA Insured	7/11 at 101.00	N/R	1,532,934
475	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	Baa2	428,654
750	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	749,963
2,000	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	2,001,340
2,000	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2001A, 5.600%, 7/01/42 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	1,999,880
8,285	Total Housing/Multifamily			7,912,885
	Housing/Single Family – 10.1% (6.9% of Total Investments)
985	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,001,164
375	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	382,613
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006:
600	4.750%, 9/01/25 (Alternative Minimum Tax) (UB)	9/15 at 100.00	Aa2	587,190
300	4.900%, 9/01/26 (Alternative Minimum Tax) (UB)	9/15 at 100.00	Aa2	296,584
1,200	4.875%, 9/01/26 (Alternative Minimum Tax) (UB)	3/16 at 100.00	Aa2	1,185,300
815	4.900%, 9/01/31 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	791,496
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007:
250	5.000%, 9/01/27 (Alternative Minimum Tax) (UB)	3/17 at 100.00	Aa2	247,516
500	4.850%, 9/01/37 (Alternative Minimum Tax) (UB)	3/17 at 100.00	Aa2	463,590
970	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)	9/14 at 100.00	Aa2	914,584
5,995	Total Housing/Single Family			5,870,037
	Industrials – 3.8% (2.6% of Total Investments)
810	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	789,337
410	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	414,744
1,000	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	7/11 at 100.00	BBB	1,002,290
2,220	Total Industrials			2,206,371

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 6.7% (4.6% of Total Investments)
$850	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	$757,801
295	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	N/R	304,357
1,585	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.125%, 1/01/30	1/21 at 100.00	N/R	1,609,568
300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31	7/16 at 100.00	N/R	254,601
720	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.250%, 1/01/27	1/17 at 100.00	N/R	574,776
440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	387,200
4,190	Total Long-Term Care			3,888,303
	Tax Obligation/General – 7.5% (5.2% of Total Investments)
565	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	624,935
300	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA+	348,807
600	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	690,534
1,000	Maryland National Capital Park Planning Commission, Prince George’s County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17	1/14 at 100.00	AAA	1,097,300
1,360	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006A, 5.000%, 5/01/16	No Opt. Call	AAA	1,603,739
3,825	Total Tax Obligation/General			4,365,315
	Tax Obligation/Limited – 22.0% (15.2% of Total Investments)
150	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	141,822
145	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	147,087
120	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	9/11 at 100.00	Baa1	120,338
850	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	A–	851,505
350	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	307,479
1,500	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	1,786,815
370	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A, 5.000%, 9/15/13	9/12 at 100.00	AA+	391,386
740	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – NPFG Insured	6/13 at 100.00	AA+	800,155
895	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	774,059
450	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/13 at 100.00	N/R	375,309
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	951,120

Nuveen Investments	33

Nuveen Maryland Dividend Advantage Municipal Fund (continued)
NFM	Portfolio of Investments
May 31, 2011
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	$4,121,351
700	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A2	745,549
1,290	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/11 at 100.00	BBB+	1,299,378
12,870	Total Tax Obligation/Limited			12,813,353
	Transportation – 4.5% (3.1% of Total Investments)
650	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001, 5.000%, 7/01/27 – AMBAC Insured	7/11 at 100.00	N/R	635,577
1,785	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB)	7/17 at 100.00	AA+	1,886,888
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
20	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1	19,481
70	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1	66,707
2,525	Total Transportation			2,608,653
	U.S. Guaranteed – 13.3% (9.2% of Total Investments) (5)
1,015	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (5)	1,159,282
1,405	Maryland Economic Development Corporation, Lease Revenue Bonds, Department of Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.50	AAA	1,482,345
980	Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of Maryland – College Park, Series 2001, 5.000%, 7/01/19 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 100.00	N/R (5)	983,832
585	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A2 (5)	657,417
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2001, 5.250%, 7/01/28 (Pre-refunded 7/01/11)	7/11 at 100.00	A (5)	2,008,440
565	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA	647,942
700	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	808,570
7,250	Total U.S. Guaranteed			7,747,828
	Utilities – 3.4% (2.3% of Total Investments)
1,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/11 at 100.00	N/R	1,000,000
1,040	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3	983,714
2,040	Total Utilities			1,983,714

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 2.2% (1.5% of Total Investments)
$285	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	$295,262
540	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA	553,488
355	Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15	No Opt. Call	AAA	412,774
1,180	Total Water and Sewer			1,261,524
$96,290	Total Investments (cost $85,610,186) – 145.2%			84,365,805
	Floating Rate Obligations – (6.8)%			(3,973,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (45.6)% (6)			(26,485,000)
	Other Assets Less Liabilities – 7.2%			4,198,937
	Net Assets Applicable to Common Shares – 100%			$58,106,742

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Maryland Dividend Advantage Municipal Fund 2
NZR	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 4.4% (3.0% of Total Investments)
$2,320	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	$1,899,454
310	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1	272,072
650	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	400,290
3,280	Total Consumer Discretionary			2,571,816
	Consumer Staples – 5.6% (3.8% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
1,050	5.250%, 6/01/32	6/17 at 100.00	N/R	917,049
500	5.625%, 6/01/47	6/17 at 100.00	N/R	404,015
20,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB	667,800
695	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	615,311
800	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	11/11 at 100.00	Baa3	659,112
23,045	Total Consumer Staples			3,263,287
	Education and Civic Organizations – 14.4% (9.7% of Total Investments)
1,100	Anne Arundel County, Maryland, Economic Development Revenue Bonds, Community College Project, Series 2002, 5.125%, 9/01/22	9/12 at 102.00	A2	1,136,124
500	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	443,835
645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	645,116
125	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	112,679
250	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	7/11 at 100.00	BBB–	242,613
415	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000, 5.250%, 7/01/30 – AGM Insured	1/12 at 100.50	AA+	419,026
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	499,640
585	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2004, Trust 1003, 13.862%, 1/01/13 (IF)	No Opt. Call	AA+	627,436
750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2006, 5.000%, 6/01/30	6/16 at 100.00	Baa1	704,453
565	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	506,415
500	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35	5/15 at 100.00	N/R	478,590
590	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/18	5/15 at 100.00	Aa3	640,150
500	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2001, 4.900%, 7/01/21 – FGIC Insured	7/12 at 100.00	Aa3	507,950
500	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	Aa3	530,660

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$650	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	$718,400
200	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	BBB+	186,422
8,375	Total Education and Civic Organizations			8,399,509
	Health Care – 31.1% (20.9% of Total Investments)
445	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	419,430
250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38	No Opt. Call	Baa3	211,470
335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A–	320,642
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Medical Center, Series 1998, 5.125%, 7/01/33 – AGM Insured	7/11 at 100.00	AA+	997,330
775	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A3	775,178
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002, 6.000%, 7/01/26	7/12 at 100.00	A3	1,009,950
750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	577,890
715	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	590,597
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	461,335
650	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34	7/11 at 100.00	A	603,759
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	942,690
480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA+	484,363
300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 6.000%, 7/01/41	7/21 at 100.00	A	306,351
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	711,753
1,360	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	1,371,397
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
415	5.000%, 7/01/37	7/17 at 100.00	BBB	346,326
780	5.500%, 7/01/42	7/17 at 100.00	BBB	682,913
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%, 7/01/31	7/11 at 100.00	BBB	1,433,085
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	640,220
800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	Aa3	812,680
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005, 5.000%, 7/01/40	7/15 at 100.00	A3	1,379,505
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
980	5.750%, 1/01/38	1/18 at 100.00	BBB–	912,027
100	6.000%, 1/01/43	1/18 at 100.00	BBB–	95,378

Nuveen Investments	37

Nuveen Maryland Dividend Advantage Municipal Fund 2 (continued)
NZR	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,610	Montgomery County, Maryland, Economic Development Revenue Bonds, Trinity Healthcare Group, Series 2001, 5.125%, 12/01/22	12/11 at 100.00	AA	$1,620,046
700	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.300%, 7/01/24 (4)	7/11 at 100.00	B3	471,695
19,345	Total Health Care			18,178,010
	Housing/Multifamily – 9.4% (6.3% of Total Investments)
3,145	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Waters Towers Senior Apartments, Series 2001F, 5.450%, 12/15/33 (Alternative Minimum Tax)	12/11 at 100.00	Aaa	3,147,547
1,110	Maryland Community Development Administration, Multifamily Housing Revenue Bonds, Princess Anne Apartments, Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)	12/11 at 100.00	Aaa	1,110,899
1,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	741,810
520	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	Baa2	469,264
5,775	Total Housing/Multifamily			5,469,520
	Housing/Single Family – 11.9% (8.0% of Total Investments)
1,030	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,046,902
785	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	800,936
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006:
600	4.750%, 9/01/25 (Alternative Minimum Tax) (UB)	9/15 at 100.00	Aa2	587,190
300	4.900%, 9/01/26 (Alternative Minimum Tax) (UB)	9/15 at 100.00	Aa2	296,584
1,000	4.875%, 9/01/26 (Alternative Minimum Tax) (UB)	3/16 at 100.00	Aa2	987,750
815	4.900%, 9/01/31 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	791,496
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007:
250	5.000%, 9/01/27 (Alternative Minimum Tax) (UB)	3/17 at 100.00	Aa2	247,516
500	4.850%, 9/01/37 (Alternative Minimum Tax) (UB)	3/17 at 100.00	Aa2	463,590
970	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)	9/14 at 100.00	Aa2	914,584
830	Maryland Community Development Administration, Residential Revenue Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative Minimum Tax)	9/11 at 100.00	Aa2	829,967
7,080	Total Housing/Single Family			6,966,515
	Industrials – 4.9% (3.3% of Total Investments)
1,345	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	1,310,689
410	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	414,744
1,150	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	7/11 at 100.00	BBB	1,152,634
2,905	Total Industrials			2,878,067
	Long-Term Care – 5.0% (3.4% of Total Investments)
860	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	766,716
380	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	N/R	392,054

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/45	1/21 at 100.00	N/R	$495,800
300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31	7/16 at 100.00	N/R	254,601
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
500	5.000%, 1/01/17	No Opt. Call	N/R	471,790
220	5.250%, 1/01/27	1/17 at 100.00	N/R	175,626
435	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	382,800
3,195	Total Long-Term Care			2,939,387
	Tax Obligation/General – 14.3% (9.6% of Total Investments)
300	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA+	348,807
600	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	690,534
510	Frederick, Maryland, General Obligation Refunding and Improvement Bonds, Series 2001, 4.750%, 12/01/19	12/11 at 101.00	AA	524,882
1,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	1,158,120
4,730	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Refunding Bonds, Series 2001, 5.250%, 10/01/18	10/11 at 101.00	AAA	4,849,527
770	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001, 5.000%, 7/01/24 – AGM Insured	7/11 at 100.00	AA+	770,116
7,910	Total Tax Obligation/General			8,341,986
	Tax Obligation/Limited – 16.5% (11.1% of Total Investments)
150	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	141,822
140	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	142,015
	Baltimore County, Maryland, Certificates of Participation, Health and Social Services Building Project, Series 2001:
1,580	5.000%, 8/01/20	8/11 at 101.00	AA+	1,606,054
1,660	5.000%, 8/01/21	8/11 at 101.00	AA+	1,687,174
110	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A, 5.700%, 7/01/29 – RAAI Insured	7/12 at 100.00	N/R	101,592
850	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	A–	851,505
350	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	307,479
1,000	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	1,191,210
1,000	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.500%, 7/01/27 – RAAI Insured	7/12 at 101.00	A2	1,014,700
895	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	774,059
475	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/13 at 100.00	N/R	396,160

Nuveen Investments	39

Nuveen Maryland Dividend Advantage Municipal Fund 2 (continued)
NZR	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	$951,120
500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29 (WI/DD, Settling 6/01/11)	10/20 at 100.00	Baa2	473,485
9,710	Total Tax Obligation/Limited			9,638,375
	Transportation – 5.9% (3.9% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001:
650	5.000%, 7/01/27 – AMBAC Insured	7/11 at 100.00	N/R	635,577
1,000	5.000%, 7/01/34 – AMBAC Insured	7/11 at 100.00	N/R	916,100
1,780	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB)	7/17 at 100.00	AA+	1,881,602
3,430	Total Transportation			3,433,279
	U.S. Guaranteed – 20.6% (13.8% of Total Investments) (5)
530	Baltimore Board of School Commissioners, Maryland, Revenue Bonds, City Public School System, Series 2003A, 5.000%, 5/01/15 (Pre-refunded 5/01/13)	5/13 at 100.00	AA+ (5)	575,776
1,000	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2002, 5.000%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AAA	1,055,270
	Cecil County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2001B:
975	4.600%, 8/01/18 (Pre-refunded 8/01/11)	8/11 at 101.00	AA (5)	991,994
1,020	4.600%, 8/01/19 (Pre-refunded 8/01/11)	8/11 at 101.00	AA (5)	1,037,779
1,405	Maryland Economic Development Corporation, Lease Revenue Bonds, Department of Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.50	AAA	1,482,345
1,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	1,422,301
525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A2 (5)	589,990
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2001, 5.250%, 7/01/28 (Pre-refunded 7/01/11)	7/11 at 100.00	A (5)	2,008,439
795	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA	911,705
1,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2001, 5.250%, 12/01/20 (Pre-refunded 12/01/11) – FGIC Insured	12/11 at 101.00	AAA	1,035,509
800	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	924,079
11,310	Total U.S. Guaranteed			12,035,187
	Utilities – 3.2% (2.2% of Total Investments)
1,000	Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%, 10/01/34 – NPFG Insured	10/11 at 100.00	Baa1	895,659
1,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/11 at 100.00	N/R	1,000,000
2,000	Total Utilities			1,895,659

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 1.5% (1.0% of Total Investments)
$285	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	$295,262
540	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA	553,488
825	Total Water and Sewer			848,750
$108,185	Total Investments (cost $87,836,114) – 148.7%			86,859,347
	Floating Rate Obligations – (6.6)%			(3,840,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (46.7)% (6)			(27,300,000)
	Other Assets Less Liabilities – 4.6%			2,695,570
	Net Assets Applicable to Common Shares – 100%			$58,414,917

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Maryland Dividend Advantage Municipal Fund 3
NWI	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 3.7% (2.4% of Total Investments)
$2,450	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	$2,005,889
380	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1	333,507
700	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	431,081
3,530	Total Consumer Discretionary			2,770,477
	Consumer Staples – 4.2% (2.7% of Total Investments)
575	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	N/R	502,194
20,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB	667,800
2,260	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	2,000,868
22,835	Total Consumer Staples			3,170,862
	Education and Civic Organizations – 11.9% (7.8% of Total Investments)
225	Anne Arundel County, Maryland, Economic Development Revenue Bonds, Community College Project, Series 2002, 5.125%, 9/01/22	9/12 at 102.00	A2	232,389
625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	554,794
690	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	690,124
165	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	148,736
625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	624,550
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2002A, 5.000%, 7/01/32	7/12 at 100.00	AA	1,007,660
735	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2004, Trust 1003, 13.862%, 1/01/13 (IF)	No Opt. Call	AA+	788,317
925	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2006, 5.000%, 6/01/30	6/16 at 100.00	Baa1	868,825
625	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35	5/15 at 100.00	N/R	598,238
710	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/18	5/15 at 100.00	Aa3	770,350
1,000	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/32 – FGIC Insured	7/13 at 100.00	Aa3	1,006,140
800	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	884,184
890	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	BBB+	829,578
9,015	Total Education and Civic Organizations			9,003,885

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 31.2% (20.5% of Total Investments)
$445	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	$419,430
700	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006, 5.000%, 7/01/31	7/16 at 100.00	A	676,725
300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38	No Opt. Call	Baa3	253,764
335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A–	320,642
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Medical Center, Series 1998, 5.125%, 7/01/33 – AGM Insured	7/11 at 100.00	AA+	997,330
775	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A3	775,178
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002, 5.800%, 7/01/32	7/12 at 100.00	A3	1,255,913
1,750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	1,588,405
1,070	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	824,456
885	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	731,019
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	645,869
800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34	7/11 at 100.00	A	743,088
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Hospital, Series 2001, 5.000%, 5/15/21	11/11 at 100.00	Aa3	1,001,350
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	942,690
595	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA+	600,409
400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 6.000%, 7/01/41	7/21 at 100.00	A	408,468
900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	915,111
1,690	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	1,704,162
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
525	5.000%, 7/01/37	7/17 at 100.00	BBB	438,123
1,185	5.500%, 7/01/42	7/17 at 100.00	BBB	1,037,503
650	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%, 7/01/31	7/11 at 100.00	BBB	621,004
850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	777,410
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	Aa3	1,015,850
1,845	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A3	1,847,491

Nuveen Investments	43

Nuveen Maryland Dividend Advantage Municipal Fund 3 (continued)
NWI	Portfolio of Investments
 May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
$1,220	5.750%, 1/01/38	1/18 at 100.00	BBB–	$1,135,381
500	6.000%, 1/01/43	1/18 at 100.00	BBB–	476,890
95	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – NPFG Insured	7/16 at 100.00	Baa1	93,652
775	Maryland Health and Higher Educational Facilities Authority, Revenue Refunding Bonds, Adventist Healthcare, Series 2003A, 5.750%, 1/01/25	1/13 at 101.00	Baa2	778,271
900	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.300%, 7/01/24 (4)	7/11 at 100.00	B3	606,465
25,140	Total Health Care			23,632,049
	Housing/Multifamily – 7.6% (5.0% of Total Investments)
980	Maryland Community Development Administration, Housing Revenue Bonds, Series 2002B, 4.950%, 7/01/32 (Alternative Minimum Tax)	7/12 at 100.00	Aa2	945,161
1,250	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	927,263
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001:
20	5.875%, 7/01/21 – ACA Insured	7/11 at 101.00	N/R	18,775
150	6.000%, 7/01/33 – ACA Insured	7/11 at 101.00	N/R	127,745
475	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	Baa2	428,654
	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2002B:
515	5.100%, 7/01/33 (Alternative Minimum Tax)	7/12 at 100.00	Aaa	504,288
3,000	5.200%, 7/01/44 (Alternative Minimum Tax)	7/12 at 100.00	Aaa	2,837,250
6,390	Total Housing/Multifamily			5,789,136
	Housing/Single Family – 8.7% (5.7% of Total Investments)
1,470	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,494,123
510	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	520,353
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006:
595	4.900%, 9/01/26 (Alternative Minimum Tax) (UB)	9/15 at 100.00	Aa2	588,223
1,200	4.875%, 9/01/26 (Alternative Minimum Tax) (UB)	3/16 at 100.00	Aa2	1,185,300
815	4.900%, 9/01/31 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	791,496
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007:
350	5.000%, 9/01/27 (Alternative Minimum Tax) (UB)	3/17 at 100.00	Aa2	346,522
620	4.850%, 9/01/37 (Alternative Minimum Tax) (UB)	3/17 at 100.00	Aa2	574,852
1,160	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)	9/14 at 100.00	Aa2	1,093,730
6,720	Total Housing/Single Family			6,594,599
	Industrials – 4.1% (2.7% of Total Investments)
1,590	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	1,549,439
510	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	515,901

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$1,000	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	7/11 at 100.00	BBB	$1,002,290
3,100	Total Industrials			3,067,630
	Long-Term Care – 5.7% (3.7% of Total Investments)
1,050	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	936,107
380	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	N/R	392,054
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/45	1/21 at 100.00	N/R	1,487,400
400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31	7/16 at 100.00	N/R	339,468
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
280	5.000%, 1/01/17	No Opt. Call	N/R	264,202
520	5.250%, 1/01/27	1/17 at 100.00	N/R	415,116
540	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	475,200
4,670	Total Long-Term Care			4,309,547
	Tax Obligation/General – 10.9% (7.2% of Total Investments)
380	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA+	441,822
710	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	817,132
1,000	Maryland National Capital Park Planning Commission, Prince George’s County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17	1/14 at 100.00	AAA	1,097,300
1,850	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	2,142,522
1,440	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006A, 5.000%, 5/01/16	No Opt. Call	AAA	1,698,077
1,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2004C, 5.000%, 12/01/11	No Opt. Call	AAA	1,024,000
1,000	St. Mary’s County, Maryland, General Obligation Hospital Bonds, Series 2002, 5.000%, 10/01/12	No Opt. Call	AA	1,063,600
7,380	Total Tax Obligation/General			8,284,453
	Tax Obligation/Limited – 30.8% (20.2% of Total Investments)
185	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	174,914
130	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A, 5.600%, 7/01/20 – RAAI Insured	7/12 at 100.00	N/R	130,209
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,150	5.000%, 7/01/30	7/20 at 100.00	A–	1,152,036
250	5.000%, 7/01/40	7/20 at 100.00	A–	239,823
450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	395,330
5,000	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	5,956,050
450	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A, 5.000%, 9/15/13	9/12 at 100.00	AA+	476,010
2,935	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Wayne Avenue Parking Project, Series 2002A, 5.250%, 9/15/16	9/12 at 100.00	AA+	3,092,551

Nuveen Investments	45

Nuveen Maryland Dividend Advantage Municipal Fund 3 (continued)
NWI	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003:
$1,465	5.000%, 6/15/21	6/13 at 100.00	AA+	$1,567,272
1,620	5.000%, 6/15/23	6/13 at 100.00	AA+	1,721,299
1,210	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	1,046,493
575	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/13 at 100.00	N/R	479,562
1,200	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	1,141,344
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2002G:
1,000	5.250%, 7/01/17	7/12 at 100.00	A3	1,012,660
1,205	5.250%, 7/01/20	7/12 at 100.00	A3	1,209,591
1,275	5.250%, 7/01/21	7/12 at 100.00	A3	1,277,193
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 5.750%, 8/01/37	8/19 at 100.00	A+	1,516,605
700	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A2	745,549
22,300	Total Tax Obligation/Limited			23,334,491
	Transportation – 3.1% (2.0% of Total Investments)
2,210	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB)	7/17 at 100.00	AA+	2,336,147
	U.S. Guaranteed – 23.4% (15.4% of Total Investments) (5)
1,000	Annapolis, Maryland, General Obligation Public Improvement Refunding Bonds, Series 2002, 4.375%, 4/01/17 (Pre-refunded 4/01/12)	4/12 at 101.00	AA (5)	1,044,860
1,000	Baltimore Board of School Commissioners, Maryland, Revenue Bonds, City Public School System, Series 2003A, 5.000%, 5/01/15 (Pre-refunded 5/01/13)	5/13 at 100.00	AA+ (5)	1,086,370
255	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (5)	301,884
1,260	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2002, 4.400%, 1/15/16 (Pre-refunded 1/15/12)	1/12 at 101.00	Aa1 (5)	1,305,826
2,200	Maryland Economic Development Corporation, Lease Revenue Bonds, Department of Transportation Headquarters Building, Series 2002, 4.750%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 100.50	AAA	2,307,404
285	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	321,711
725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A2 (5)	814,748
680	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA	779,824
4,860	Prince George’s County Housing Authority, Maryland, GNMA Collateralized Mortgage Revenue Bonds, Fairview and Hillside Projects, Series 2002A, 4.700%, 11/20/22 (Pre-refunded 11/20/12)	11/12 at 100.00	N/R (5)	5,147,032
1,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	AAA	1,148,459
235	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 5.500%, 8/01/29 (Pre-refunded 2/01/12)	2/12 at 100.00	AAA	243,139
2,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2002A, 5.125%, 4/01/22 (Pre-refunded 4/01/12)	4/12 at 100.00	AA+ (5)	2,082,579
1,000	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,155,099
16,500	Total U.S. Guaranteed			17,738,935

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 1.7% (1.1% of Total Investments)
$1,250	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/11 at 100.00	N/R	$1,250,000
	Water and Sewer – 5.4% (3.6% of Total Investments)
2,570	Baltimore, Maryland, Revenue Refunding Bonds, Wastewater Projects, Series 2002A, 5.125%, 7/01/42 – NPFG Insured	7/12 at 100.00	AA	2,579,816
345	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	357,422
660	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA	676,486
430	Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15	No Opt. Call	AAA	499,982
4,005	Total Water and Sewer			4,113,706
$135,045	Total Investments (cost $115,273,998) – 152.4%			115,395,917
	Floating Rate Obligations – (5.6)%			(4,255,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (49.9)% (6)			(37,766,000)
	Other Assets Less Liabilities – 3.1%			2,323,135
	Net Assets Applicable to Common Shares – 100%			$75,698,052

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.7%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	47

Nuveen Virginia Premium Income Municipal Fund
NPV	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.4% (3.0% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$480	5.250%, 6/01/32	6/17 at 100.00	N/R	$419,222
700	5.625%, 6/01/47 (WI/DD, Settling 6/01/11)	6/17 at 100.00	BBB	565,621
25,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB	834,750
6,640	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	Baa3	3,874,772
32,820	Total Consumer Staples			5,694,365
	Education and Civic Organizations – 7.2% (4.9% of Total Investments)
2,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	1,988,820
520	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	537,129
1,000	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003, 5.500%, 10/01/33	10/13 at 101.00	A2	1,007,170
225	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	8/11 at 100.00	BBB–	224,982
700	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	684,369
2,815	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	2,895,565
1,635	Virginia Commonwealth University, Revenue Bonds, Series 2004A, 5.000%, 5/01/17 – AMBAC Insured	5/14 at 101.00	Aa2	1,807,934
250	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	253,695
9,145	Total Education and Civic Organizations			9,399,664
	Energy – 1.5% (1.0% of Total Investments)
1,000	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Baa3	983,210
1,125	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	936,821
2,125	Total Energy			1,920,031
	Health Care – 27.4% (18.6% of Total Investments)
2,000	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35	10/12 at 100.00	A3	1,983,560
1,500	Arlington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	A2	1,498,050
650	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/27	9/17 at 100.00	A–	633,022
1,075	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA+	1,037,816
1,705	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009, Trust 11733, 14.717%, 11/15/29 (IF)	5/19 at 100.00	AA+	1,850,778
4,850	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	5,297,316
1,000	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23	No Opt. Call	A3	1,083,340

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,250	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	A3	$1,221,725
1,000	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A3	1,115,780
2,300	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	Baa1	2,168,601
1,440	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	1,443,341
1,500	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured	No Opt. Call	A–	1,696,185
1,500	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A3	1,490,250
3,000	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 – NPFG Insured	7/12 at 100.00	A+	3,111,930
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
2,000	5.250%, 6/15/26	6/16 at 100.00	A3	2,029,980
1,010	5.250%, 6/15/31	6/16 at 100.00	A3	1,012,192
1,695	5.250%, 6/15/37	6/16 at 100.00	A3	1,657,320
850	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	857,880
2,210	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	1,944,513
540	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	547,787
1,425	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	1,450,536
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A3	492,015
35,000	Total Health Care			35,623,917
	Housing/Multifamily – 1.7% (1.2% of Total Investments)
1,305	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Revenue Bonds, Patrick Henry Apartments, Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20) (Alternative Minimum Tax)	11/11 at 100.00	Aaa	1,313,913
265	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	257,681
700	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	No Opt. Call	AAA	671,867
2,270	Total Housing/Multifamily			2,243,461
	Housing/Single Family – 7.8% (5.2% of Total Investments)
285	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	270,824
665	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 – NPFG Insured	7/11 at 100.00	AAA	665,180
1,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	1,415,355
2,780	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,747,057
1,340	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	1,280,625
3,900	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	3,681,444
10,470	Total Housing/Single Family			10,060,485

Nuveen Investments	49

Nuveen Virginia Premium Income Municipal Fund (continued)
NPV	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 4.9% (3.3% of Total Investments)
$2,765	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	N/R	$2,466,601
800	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	A–	699,456
1,495	Henrico County Economic Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Assisted Living Revenue Bonds, Beth Sholom, Series 1999A, 5.900%, 7/20/29	7/11 at 100.00	AAA	1,496,958
	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
100	5.000%, 10/01/27	10/11 at 103.00	BBB	96,423
1,345	5.000%, 10/01/35	No Opt. Call	BBB	1,231,711
590	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	366,378
7,095	Total Long-Term Care			6,357,527
	Materials – 1.1% (0.7% of Total Investments)
500	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)	8/11 at 100.00	Ba2	473,865
1,000	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	12/11 at 100.00	Ba2	952,480
1,500	Total Materials			1,426,345
	Tax Obligation/General – 16.9% (11.5% of Total Investments)
1,000	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa3	1,144,380
	Chesapeake, Virginia, General Obligation Bonds, Water and Sewerage Series 2003B:
1,880	5.000%, 6/01/21	6/13 at 100.00	AA+	1,962,438
2,060	5.000%, 6/01/23	6/13 at 100.00	AA+	2,135,087
105	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/22	5/12 at 100.00	AAA	108,209
1,300	Newport News, Virginia, General Obligation Bonds, Series 2004C, 5.000%, 5/01/16	5/14 at 101.00	Aa1	1,458,158
3,600	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	3,786,948
1,280	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	1,468,160
1,480	Richmond, Virginia, General Obligation Bonds, Series 2004A, 5.000%, 7/15/21 – AGM Insured	7/14 at 100.00	AA+	1,626,786
1,135	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/15	No Opt. Call	AA	1,324,363
2,000	Virginia Beach, Virginia, General Obligation Bonds, Series 2003B, 5.000%, 5/01/15	5/13 at 100.00	AAA	2,150,760
4,500	Virginia Beach, Virginia, General Obligation Bonds, Series 2008, 5.000%, 10/01/27 (UB)	10/17 at 100.00	AAA	4,826,070
20,340	Total Tax Obligation/General			21,991,359
	Tax Obligation/Limited – 27.8% (18.8% of Total Investments)
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
335	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	264,074
260	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	204,641
1,340	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/20 – NPFG Insured	1/15 at 100.00	Aa3	1,422,651
	Cumberland County, Virginia, Certificates of Participation, Series 1997:
470	6.200%, 7/15/12	No Opt. Call	N/R	478,211
1,375	6.375%, 7/15/17	No Opt. Call	N/R	1,445,455
1,000	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/16 – NPFG Insured	2/14 at 100.00	A+	1,074,940

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	$1,123,820
	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003:
2,210	5.000%, 6/01/14	6/13 at 101.00	AA+	2,417,873
1,165	5.000%, 6/01/22	6/13 at 101.00	AA+	1,224,508
1,660	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/18 – AGM Insured	4/14 at 100.00	AA+	1,777,777
1,000	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005, 5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A	1,004,870
1,270	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005, 5.000%, 7/15/19	7/15 at 100.00	AA+	1,394,790
445	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	461,425
1,185	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.000%, 7/01/32 – AGM Insured	7/12 at 100.00	AA+	1,141,593
2,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	1,902,240
5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	A3	480,600
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/28 – AMBAC Insured	No Opt. Call	A3	1,954,260
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
265	5.250%, 7/01/27	7/12 at 100.00	A3	261,030
320	5.250%, 7/01/36	7/12 at 100.00	A3	296,077
1,100	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,129,876
1,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,290,302
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	1,029,730
1,110	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 4.375%, 8/01/20 – AMBAC Insured	8/13 at 100.00	N/R	1,130,957
1,600	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	A+	1,685,616
2,500	Stafford County Economic Development Authority, Virginia, Lease Revenue Bonds, Public Facility Projects, Series 2008, 5.000%, 4/01/33 – AGC Insured (UB)	4/18 at 100.00	AA+	2,551,300
700	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	662,879
850	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-3B, 13.005%, 2/01/27 (IF) (5)	2/19 at 100.00	AA+	1,068,510
850	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-4B, 13.105%, 2/01/28 (IF) (5)	2/19 at 100.00	AA+	1,050,864
1,625	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	1,845,821
180	Virginia Resources Authority, Infrastructure Revenue Bonds, Prerefunded-Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19	5/12 at 100.00	AA	182,441
2,000	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15	5/14 at 100.00	AA+	2,217,120
42,990	Total Tax Obligation/Limited			36,176,251

Nuveen Investments	51

Nuveen Virginia Premium Income Municipal Fund (continued)
NPV	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 17.9% (12.1% of Total Investments)
$5,850	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA+	$1,242,891
1,200	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2009C, 5.000%, 10/01/28	10/18 at 100.00	AA–	1,248,840
3,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/30	No Opt. Call	AA–	3,114,270
2,500	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B, 5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,456,650
3,200	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	1,997,952
4,000	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2001A, 5.125%, 7/01/31 – FGIC Insured	7/11 at 100.00	A3	3,999,840
1,000	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	Baa1	1,010,840
2,500	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	BBB	2,736,125
2,165	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	2,190,027
1,260	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3	1,183,732
2,000	Virginia Resources Authority, Airports Revolving Fund Revenue Bonds, Series 2001A, 5.250%, 8/01/23	8/11 at 100.00	Aa2	2,006,820
28,675	Total Transportation			23,187,987
	U.S. Guaranteed – 20.7% (14.0% of Total Investments) (4)
750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	877,958
	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,705	5.250%, 7/15/14 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	Baa1 (4)	1,870,368
1,800	5.250%, 7/15/15 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	Baa1 (4)	1,974,582
2,775	5.250%, 7/15/23 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	Baa1 (4)	3,044,147
925	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002, 5.375%, 4/01/19 (Pre-refunded 4/01/12)	4/12 at 100.00	AAA	964,081
1,355	Harrisonburg, Virginia, General Obligation Bonds, Public Safety and Steam Plant, Series 2002, 5.000%, 7/15/19 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 101.00	Aa2 (4)	1,441,286
60	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	64,574
	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
375	6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R (4)	399,416
800	6.100%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R (4)	852,888
1,185	Lynchburg, Virginia, General Obligation Bonds, Series 2004, 5.000%, 6/01/21 (Pre-refunded 6/01/14)	6/14 at 100.00	AA+ (4)	1,336,194
815	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.000%, 7/01/32 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AAA	857,445
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
735	5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	A3 (4)	774,029
880	5.250%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	A3 (4)	926,728
1,430	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.000%, 10/01/17 (Pre-refunded 10/01/12)	10/12 at 101.00	AA (4)	1,534,304
420	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 100.00	B2 (4)	423,024
	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
250	5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	253,130
3,850	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	4,281,778

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,400	Virginia Beach Development Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22 (Pre-refunded 5/01/15)	5/15 at 100.00	AA+ (4)	$1,618,358
1,100	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20 (Pre-refunded 1/15/16)	1/16 at 100.00	AAA	1,290,685
2,120	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2001A, 5.000%, 9/01/26 (Pre-refunded 9/01/11)	9/11 at 100.00	AA+ (4)	2,145,652
24,730	Total U.S. Guaranteed			26,930,627
	Utilities – 1.9% (1.3% of Total Investments)
2,500	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	2,503,000
	Water and Sewer – 6.4% (4.4% of Total Investments)
	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002:
105	5.375%, 4/01/19	4/12 at 100.00	AAA	108,738
800	5.000%, 4/01/27	4/12 at 100.00	AAA	810,296
1,000	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26	1/15 at 100.00	AAA	1,052,660
	Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
1,310	5.000%, 11/01/21 – FGIC Insured	11/11 at 100.00	AA+	1,330,633
1,380	5.000%, 11/01/22 – FGIC Insured	11/11 at 100.00	AA+	1,400,230
1,800	Virginia Beach, Virginia, Water and Sewer System Revenue Bonds, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	AAA	1,898,405
1,515	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, Trust 3036, 13.380%, 10/01/15 (IF)	No Opt. Call	AAA	1,761,020
7,910	Total Water and Sewer			8,361,982
$227,570	Total Investments (cost $190,363,459) – 147.6%			191,877,001
	Floating Rate Obligations – (3.6)%			(4,630,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (47.2)% (6)			(61,408,000)
	Other Assets Less Liabilities – 3.2%			4,192,910
	Net Assets Applicable to Common Shares – 100%			$130,031,911

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.0%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	53

Nuveen Virginia Dividend Advantage Municipal Fund
NGB	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.0% (3.3% of Total Investments)
$480	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	N/R	$419,222
10,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB	333,900
1,660	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	Baa3	968,693
715	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46	6/17 at 100.00	Baa3	433,762
12,855	Total Consumer Staples			2,155,577
	Education and Civic Organizations – 4.4% (2.9% of Total Investments)
200	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	206,588
500	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003, 5.500%, 10/01/33	10/13 at 101.00	A2	503,585
	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999:
145	5.375%, 2/01/19	8/11 at 100.00	BBB–	144,988
320	5.375%, 2/01/29	8/11 at 100.00	BBB–	282,474
500	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	7/11 at 100.00	N/R	500,375
250	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	253,695
1,915	Total Education and Civic Organizations			1,891,705
	Energy – 4.2% (2.7% of Total Investments)
1,000	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Baa3	983,210
1,000	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	832,730
2,000	Total Energy			1,815,940
	Health Care – 26.5% (17.4% of Total Investments)
1,500	Arlington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	A2	1,498,050
250	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	A–	228,835
385	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA+	371,683
565	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009, Trust 11733, 14.717%, 11/15/29 (IF)	5/19 at 100.00	AA+	613,308
100	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	109,223
1,000	Fauquier County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Fauquier Hospital, Series 2002, 5.250%, 10/01/25 – RAAI Insured	10/12 at 102.00	BBB+	1,011,030
500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23	No Opt. Call	A3	541,670
500	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	A3	488,690

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$820	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	Baa1	$773,153
480	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	481,114
525	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A3	521,588
800	Norton Industrial Development Authority, Virginia, Hospital Revenue Refunding and Improvement Bonds, Norton Community Hospital, Series 2001, 6.000%, 12/01/22 – ACA Insured	12/11 at 101.00	N/R	758,656
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
750	5.250%, 6/15/25	6/16 at 100.00	A3	768,338
360	5.250%, 6/15/31	6/16 at 100.00	A3	360,781
605	5.250%, 6/15/37	6/16 at 100.00	A3	591,551
450	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	454,172
785	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	690,698
360	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	365,191
715	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	727,813
180	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A3	177,125
11,630	Total Health Care			11,532,669
	Housing/Multifamily – 3.5% (2.3% of Total Investments)
1,000	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Arlington View Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory put 11/01/19) (Alternative Minimum Tax)	11/11 at 102.00	AAA	1,020,200
200	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	194,268
90	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	87,514
250	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	No Opt. Call	AAA	239,953
1,540	Total Housing/Multifamily			1,541,935
	Housing/Single Family – 9.1% (6.0% of Total Investments)
665	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 – NPFG Insured	7/11 at 100.00	AAA	665,180
600	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	566,142
960	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	948,624
480	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	458,731
1,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	1,321,544
4,105	Total Housing/Single Family			3,960,221

Nuveen Investments	55

Nuveen Virginia Dividend Advantage Municipal Fund (continued)
NGB	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 12.2% (8.0% of Total Investments)
$700	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%, 1/01/31	1/17 at 100.00	N/R	$602,616
350	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%, 12/01/39	12/15 at 100.00	N/R	278,355
1,005	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	N/R	896,540
500	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.750%, 10/01/26	10/16 at 100.00	A–	466,860
540	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	No Opt. Call	BBB	494,516
1,200	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	745,176
650	James City County Industrial Development Authority, Virginia, Residential Care Facility First Mortgage Revenue Refunding Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%, 3/01/23	3/12 at 101.00	N/R	628,160
530	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	12/16 at 100.00	N/R	408,937
350	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	285,411
350	Virginia Beach Development Authority, Virginia, Residential Care Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2005, 5.000%, 11/01/22	11/15 at 100.00	N/R	339,619
175	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27	1/15 at 100.00	N/R	173,152
6,350	Total Long-Term Care			5,319,342
	Materials – 0.7% (0.5% of Total Investments)
100	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)	8/11 at 100.00	Ba2	94,773
20	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999A, 6.550%, 12/01/25 (Alternative Minimum Tax)	12/11 at 100.00	Ba2	20,002
220	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	12/11 at 100.00	Ba2	209,546
340	Total Materials			324,321
	Tax Obligation/General – 14.8% (9.7% of Total Investments)
440	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa3	503,527
700	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/25	12/16 at 100.00	AAA	758,527
845	Newport News, Virginia, General Obligation Bonds, Series 2004C, 5.000%, 5/01/16	5/14 at 101.00	Aa1	947,803
1,250	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	1,314,913
620	Richmond, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 7/15/17 – AGM Insured	7/15 at 100.00	AA+	707,513
400	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/15	No Opt. Call	AA	466,736
1,600	Virginia Beach, Virginia, General Obligation Bonds, Series 2008, 5.000%, 10/01/26 (UB)	10/17 at 100.00	AAA	1,726,240
5,855	Total Tax Obligation/General			6,425,259

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 25.2% (16.6% of Total Investments)
$100	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	$97,092
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
120	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	94,594
95	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	74,773
500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	561,910
160	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	165,906
580	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005, 5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aa1	623,123
700	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	665,784
3,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	A3	910,140
1,200	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,232,592
780	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	774,181
550	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	566,352
1,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	N/R	1,034,930
600	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	A+	632,106
890	Stafford County Economic Development Authority, Virginia, Lease Revenue Bonds, Public Facility Projects, Series 2008, 5.000%, 4/01/33 – AGC Insured (UB)	4/18 at 100.00	AA+	908,263
960	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/11 at 100.00	BBB+	966,979
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	236,743
280	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-3B, 13.005%, 2/01/27 (IF) (5)	2/19 at 100.00	AA+	351,980
280	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-4B, 13.105%, 2/01/28 (IF) (5)	2/19 at 100.00	AA+	346,167
340	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	323,391
345	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	391,882
12,730	Total Tax Obligation/Limited			10,958,888
	Transportation – 27.6% (18.1% of Total Investments)
1,000	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A, 5.000%, 7/01/18 – AGM Insured	7/15 at 100.00	AA+	1,090,200
1,000	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Refunding Bonds, Series 1998, 5.500%, 7/01/25 – NPFG Insured	No Opt. Call	Baa1	1,052,660

Nuveen Investments	57

Nuveen Virginia Dividend Advantage Municipal Fund (continued)
NGB	Portfolio of Investments
 May 31, 2011
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$3,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001A, 5.500%, 10/01/27 – NPFG Insured (Alternative Minimum Tax)	10/11 at 101.00	AA–	$3,058,350
250	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001B, 5.000%, 10/01/21 – NPFG Insured	10/11 at 101.00	AA–	253,785
1,300	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	811,668
1,500	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2001A, 5.125%, 7/01/31 – FGIC Insured	7/11 at 100.00	A3	1,499,940
500	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	Baa1	505,420
500	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	BBB	547,225
285	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	288,295
455	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3	427,459
1,225	Virginia Resources Authority, Airports Revolving Fund Revenue Bonds, Series 2001A, 5.250%, 8/01/23	8/11 at 100.00	Aa2	1,229,177
1,250	Virginia Resources Authority, Airports Revolving Fund Revenue Bonds, Series 2001B, 5.125%, 8/01/27 (Alternative Minimum Tax)	8/11 at 100.00	Aa2	1,250,238
12,265	Total Transportation			12,014,417
	U.S. Guaranteed – 14.0% (9.2% of Total Investments) (4)
500	Albemarle County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of the Blue Ridge First Mortgage, Series 2001, 6.200%, 1/01/31 (Pre-refunded 1/01/12)	1/12 at 100.00	N/R (4)	517,075
1,000	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	1,150,730
374	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 102.00	N/R (4)	428,765
20	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	21,525
425	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R (4)	452,672
500	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2005B, 5.000%, 6/01/18 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	580,255
60	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001B, 6.125%, 7/15/11 (ETM)	No Opt. Call	B2 (4)	60,403
845	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 100.00	B2 (4)	851,083
725	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	806,308
195	Virginia Beach Development Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22 (Pre-refunded 5/01/15)	5/15 at 100.00	AA+ (4)	225,413
400	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20 (Pre-refunded 1/15/16)	1/16 at 100.00	AAA	469,339
500	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/12)	2/12 at 100.00	AA+ (4)	515,954
5,544	Total U.S. Guaranteed			6,079,522

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 2.3% (1.5% of Total Investments)
$1,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	$1,001,200
	Water and Sewer – 2.7% (1.8% of Total Investments)
500	Virginia Beach, Virginia, Water and Sewer System Revenue Bonds, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	AAA	527,334
545	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, Trust 3036, 13.380%, 10/01/15 (IF)	No Opt. Call	AAA	633,502
1,045	Total Water and Sewer			1,160,836
$79,174	Total Investments (cost $67,185,716) – 152.2%			66,181,832
	Floating Rate Obligations – (3.8)%			(1,640,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (52.4)% (6)			(22,800,000)
	Other Assets Less Liabilities – 4.0%			1,731,446
	Net Assets Applicable to Common Shares – 100%			$43,473,278

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.5%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	59

Nuveen Virginia Dividend Advantage Municipal Fund 2
NNB	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.8% (2.4% of Total Investments)
$12,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB	$400,680
3,100	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	Baa3	1,809,005
1,430	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46	6/17 at 100.00	Baa3	867,524
16,530	Total Consumer Staples			3,077,209
	Education and Civic Organizations – 7.1% (4.6% of Total Investments)
1,000	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, National Wildlife Federation, Series 1999, 5.375%, 9/01/29 – NPFG Insured	9/11 at 100.00	A3	1,002,380
280	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	289,223
1,000	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003, 5.500%, 10/01/33	10/13 at 101.00	A2	1,007,170
1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	1,466,505
2,000	Winchester Industrial Development Authority, Virginia, Educational Facilities First Mortgage Revenue Bonds, Shenandoah University, Series 1998, 5.250%, 10/01/28 – NPFG Insured	10/28 at 100.00	Baa1	2,000,040
5,780	Total Education and Civic Organizations			5,765,318
	Energy – 1.0% (0.7% of Total Investments)
1,000	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	832,730
	Health Care – 33.9% (22.1% of Total Investments)
1,500	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35	10/12 at 100.00	A3	1,487,670
2,000	Arlington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	A2	1,997,400
450	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/27	9/17 at 100.00	A–	438,246
685	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA+	661,306
1,070	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009, Trust 11733, 14.717%, 11/15/29 (IF)	5/19 at 100.00	AA+	1,161,485
3,000	Fauquier County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Fauquier Hospital, Series 2002, 5.250%, 10/01/25 – RAAI Insured	10/12 at 102.00	BBB+	3,033,090
1,000	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23	No Opt. Call	A3	1,083,340
675	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	A3	659,732
1,500	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	Baa1	1,414,305
960	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	962,227
1,155	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A3	1,147,493

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,200	Norton Industrial Development Authority, Virginia, Hospital Revenue Refunding and Improvement Bonds, Norton Community Hospital, Series 2001, 6.000%, 12/01/22 – ACA Insured	12/11 at 101.00	N/R	$1,137,984
1,000	Prince William County Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding Bonds, Potomac Hospital Corporation of Prince William, Series 1998, 5.000%, 10/01/18 – AGM Insured	10/11 at 100.00	Aa3	1,001,550
3,915	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	7/12 at 100.00	A+	4,054,609
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
1,250	5.250%, 6/15/25	6/16 at 100.00	A3	1,280,563
655	5.250%, 6/15/31	6/16 at 100.00	A3	656,421
1,095	5.250%, 6/15/37	6/16 at 100.00	A3	1,070,658
1,250	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	1,261,588
1,430	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	1,258,214
720	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	730,382
715	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	727,813
340	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A3	334,570
27,565	Total Health Care			27,560,646
	Housing/Multifamily – 1.0% (0.7% of Total Investments)
200	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	194,268
175	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	170,167
500	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	No Opt. Call	AAA	479,905
875	Total Housing/Multifamily			844,340
	Housing/Single Family – 10.8% (7.0% of Total Investments)
4,965	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 – NPFG Insured	7/11 at 100.00	AAA	4,966,341
500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	471,785
920	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	879,235
2,600	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	2,454,296
8,985	Total Housing/Single Family			8,771,657
	Long-Term Care – 11.2% (7.3% of Total Investments)
1,300	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%, 1/01/31	1/17 at 100.00	N/R	1,119,144
650	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%, 12/01/39	12/15 at 100.00	N/R	516,945
1,815	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	N/R	1,619,125
500	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.750%, 10/01/26	10/16 at 100.00	A–	466,860

Nuveen Investments	61

Nuveen Virginia Dividend Advantage Municipal Fund 2 (continued)
NNB	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$855	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	No Opt. Call	BBB	$782,983
1,800	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	1,117,764
1,350	James City County Industrial Development Authority, Virginia, Residential Care Facility First Mortgage Revenue Refunding Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%, 3/01/23	3/12 at 101.00	N/R	1,304,640
970	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	12/16 at 100.00	N/R	748,433
650	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	530,049
650	Virginia Beach Development Authority, Virginia, Residential Care Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2005, 5.000%, 11/01/22	11/15 at 100.00	N/R	630,721
325	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27	1/15 at 100.00	N/R	321,568
10,865	Total Long-Term Care			9,158,232
	Materials – 0.7% (0.5% of Total Investments)
165	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)	8/11 at 100.00	Ba2	156,375
460	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	12/11 at 100.00	Ba2	438,141
625	Total Materials			594,516
	Tax Obligation/General – 10.7% (7.0% of Total Investments)
1,750	Chesapeake, Virginia, General Obligation Bonds, Series 2001, 5.500%, 12/01/16	12/11 at 100.00	AA+	1,793,120
1,000	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/25	12/16 at 100.00	AAA	1,083,610
95	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/22	5/12 at 100.00	AAA	97,903
1,200	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	1,262,316
1,280	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002B, 5.000%, 10/01/15 – FGIC Insured (Alternative Minimum Tax)	10/12 at 101.00	AA	1,335,258
2,900	Virginia Beach, Virginia, General Obligation Bonds, Series 2008, 5.000%, 10/01/26 (UB)	10/17 at 100.00	AAA	3,128,810
8,225	Total Tax Obligation/General			8,701,017
	Tax Obligation/Limited – 21.3% (13.9% of Total Investments)
100	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	97,092
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
210	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	165,539
165	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	129,868
800	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	899,056
1,000	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005, 5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A	1,004,870
1,415	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,498,216
285	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	295,519

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,300	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	$1,236,456
2,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	A3	606,760
400	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.250%, 7/01/27	7/12 at 100.00	A3	394,008
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
1,000	5.750%, 8/01/37	8/19 at 100.00	A+	1,011,070
1,100	6.000%, 8/01/42	8/19 at 100.00	A+	1,129,876
1,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,612,878
1,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	N/R	1,034,930
1,000	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	A+	1,053,510
1,610	Stafford County Economic Development Authority, Virginia, Lease Revenue Bonds, Public Facility Projects, Series 2008, 5.000%, 4/01/33 – AGC Insured (UB)	4/18 at 100.00	AA+	1,643,037
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29 (DD1, Settling 6/01/11)	10/20 at 100.00	Baa2	946,970
535	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-3B, 13.005%, 2/01/27 (IF) (5)	2/19 at 100.00	AA+	672,532
535	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-4B, 13.105%, 2/01/28 (IF) (5)	2/19 at 100.00	AA+	661,426
663	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	630,612
570	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	647,457
18,313	Total Tax Obligation/Limited			17,371,682
	Transportation – 9.0% (5.9% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2:
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA+	1,242,891
4,290	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA+	634,577
1,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2002A, 5.125%, 10/01/26 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–	1,029,840
2,200	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	1,373,592
1,500	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	Baa1	1,516,260
745	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	753,612
825	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3	775,063
16,410	Total Transportation			7,325,835

Nuveen Investments	63

Nuveen Virginia Dividend Advantage Municipal Fund 2 (continued)
NNB	Portfolio of Investments
May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 26.1% (17.0% of Total Investments) (4)
$165	Albemarle County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of the Blue Ridge First Mortgage, Series 2001, 6.200%, 1/01/31 (Pre-refunded 1/01/12)	1/12 at 100.00	N/R (4)	$170,635
1,000	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	1,170,610
748	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 102.00	N/R (4)	857,530
40	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	43,049
	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
250	6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R (4)	266,278
600	6.100%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R (4)	639,666
385	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19 (Pre-refunded 3/01/13)	3/13 at 100.00	N/R (4)	415,554
1,000	Newport News, Virginia, General Obligation Bonds, Series 2003B, 5.000%, 11/01/22 (Pre-refunded 11/01/13)	11/13 at 100.00	Aa1 (4)	1,106,960
1,100	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	A3 (4)	1,158,410
455	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 5.500%, 8/01/29 (Pre-refunded 2/01/12)	2/12 at 100.00	AAA	470,761
	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A:
1,950	5.000%, 10/01/18 (Pre-refunded 10/01/12)	10/12 at 101.00	AA (4)	2,092,233
2,435	5.000%, 10/01/19 (Pre-refunded 10/01/12)	10/12 at 101.00	AA (4)	2,612,609
425	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 100.00	B2 (4)	428,060
1,000	Staunton, Virginia, General Obligation Bonds, Series 2004, 6.250%, 2/01/25 (Pre-refunded 2/01/14) – AMBAC Insured	2/14 at 101.00	Aa2 (4)	1,160,970
	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
95	5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	96,189
2,700	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	3,002,805
700	Virginia Beach Development Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22 (Pre-refunded 5/01/15)	5/15 at 100.00	AA+ (4)	809,179
600	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20 (Pre-refunded 1/15/16)	1/16 at 100.00	AAA	704,010
1,420	Virginia Beach, Virginia, General Obligation Refunding and Public Improvement Bonds, Series 2002, 5.000%, 3/01/21 (Pre-refunded 3/01/12)	3/12 at 100.00	AAA	1,471,134
2,540	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2001B, 5.000%, 8/01/19 (Pre-refunded 8/01/11)	8/11 at 101.00	AA+ (4)	2,585,618
19,608	Total U.S. Guaranteed			21,262,260
	Utilities – 2.5% (1.6% of Total Investments)
2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	2,002,400

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 14.2% (9.3% of Total Investments)
$805	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002, 5.000%, 4/01/27	4/12 at 100.00	AAA	$815,360
	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001:
1,000	5.500%, 11/15/17 – AGM Insured	No Opt. Call	AA+	1,171,960
3,000	5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA+	3,536,310
	Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
1,080	5.000%, 11/01/18 – FGIC Insured	11/11 at 100.00	AA+	1,097,010
1,190	5.000%, 11/01/19 – FGIC Insured	11/11 at 100.00	AA+	1,208,743
1,525	5.000%, 11/01/24 – FGIC Insured	11/11 at 100.00	AA+	1,547,356
1,000	Virginia Beach, Virginia, Water and Sewer System Revenue Bonds, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	AAA	1,054,670
990	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, Trust 3036, 13.380%, 10/01/15 (IF)	No Opt. Call	AAA	1,150,765
10,590	Total Water and Sewer			11,582,174
$147,371	Total Investments (cost $125,254,089) – 153.3%			124,850,016
	Floating Rate Obligations – (3.7)%			(2,980,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (53.1)% (6)			(43,200,000)
	Other Assets Less Liabilities – 3.5%			2,746,988
	Net Assets Applicable to Common Shares – 100%			$81,417,004

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.6%.
N/R	Not rated.
DD1	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
Assets & Liabilities
May 31, 2011

	Maryland Premium Income (NMY	)	Maryland Dividend Advantage (NFM )	Maryland Dividend Advantage 2 (NZR )	Maryland Dividend Advantage 3 (NWI	)
Assets
Investments, at value (cost $224,488,500, $85,610,186, $87,836,114 and $115,273,998, respectively)	$228,662,234		$84,365,805	$86,859,347	$115,395,917
Cash	—		—	80,683	145,576
Receivables:
Interest	4,341,506		1,725,598	1,663,588	1,998,772
Investments sold	6,510,000		4,310,000	1,410,000	55,250
Deferred offering costs	1,459,918		509,789	518,146	919,272
Other assets	39,970		13,407	13,432	20,971
Total assets	241,013,628		90,924,599	90,545,196	118,535,758
Liabilities
Cash overdraft	408,043		949,094	—	—
Floating rate obligations	9,962,000		3,973,000	3,840,000	4,255,000
Payables:
Common share dividends	631,424		256,000	261,763	320,776
Interest	172,204		57,375	59,140	86,253
Investments purchased	1,517,227		897,097	477,315	—
Offering costs	465,942		124,835	119,959	316,286
MuniFund Term Preferred (MTP) shares, at liquidation value	74,593,000		26,485,000	27,300,000	37,766,000
Accrued expenses:
Management fees	123,806		46,468	43,311	61,914
Other	58,378		28,988	28,791	31,477
Total liabilities	87,932,024		32,817,857	32,130,279	42,837,706
Net assets applicable to Common shares	$153,081,604		$58,106,742	$58,414,917	$75,698,052
Common shares outstanding	10,654,247		4,197,406	4,202,604	5,365,969
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.37		$13.84	$13.90	$14.11
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$106,542		$41,974	$42,026	$53,660
Paid-in surplus	147,743,991		59,417,833	59,483,901	75,582,663
Undistributed (Over-distribution of) net investment income	2,614,627		714,977	639,190	860,339
Accumulated net realized gain (loss)	(1,557,290)		(823,661)	(773,433)	(920,529)
Net unrealized appreciation (depreciation)	4,173,734		(1,244,381)	(976,767)	121,919
Net assets applicable to Common shares	$153,081,604		$58,106,742	$58,414,917	$75,698,052
Authorized shares:
Common	Unlimited		Unlimited	Unlimited	Unlimited
Auction Rate Preferred Shares (ARPS)	Unlimited		Unlimited	Unlimited	Unlimited
MTP	Unlimited		Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

66	Nuveen Investments

	Virginia Premium Income (NPV	)	Virginia Dividend Advantage (NGB )	Virginia Dividend Advantage 2 (NNB )
Assets
Investments, at value (cost $190,363,459, $67,185,716 and $125,254,089, respectively)	$191,877,001		$66,181,832	$124,850,016
Cash	—		659,873	—
Receivables:
Interest	3,104,837		1,126,530	1,934,533
Investments sold	2,004,250		20,000	1,720,000
Deferred offering costs	1,188,673		408,348	565,091
Other assets	35,108		11,862	23,026
Total assets	198,209,869		68,408,445	129,092,666
Liabilities
Cash overdraft	302,943		—	285,271
Floating rate obligations	4,630,000		1,640,000	2,980,000
Payables:
Common share dividends	544,079		192,953	364,188
Interest	125,890		53,208	100,817
Investments purchased	562,597		—	477,315
Offering costs	452,383		192,250	174,996
MuniFund Term Preferred (MTP) shares, at liquidation value	61,408,000		22,800,000	43,200,000
Accrued expenses:
Management fees	104,476		36,354	62,937
Other	47,590		20,402	30,138
Total liabilities	68,177,958		24,935,167	47,675,662
Net assets applicable to Common shares	$130,031,911		$43,473,278	$81,417,004
Common shares outstanding	9,014,779		3,144,452	5,760,538
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.42		$13.83	$14.13
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$90,148		$31,445	$57,605
Paid-in surplus	126,700,912		44,418,378	81,514,573
Undistributed (Over-distribution of) net investment income	1,474,063		513,065	791,815
Accumulated net realized gain (loss)	253,246		(485,726)	(542,916)
Net unrealized appreciation (depreciation)	1,513,542		(1,003,884)	(404,073)
Net assets applicable to Common shares	$130,031,911		$43,473,278	$81,417,004
Authorized shares:
Common	Unlimited		Unlimited	Unlimited
Auction Rate Preferred Shares (ARPS)	Unlimited		Unlimited	Unlimited
MTP	Unlimited		Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
Operations
Year Ended May 31, 2011

	Maryland Premium Income (NMY )	Maryland Dividend Advantage (NFM )	Maryland Dividend Advantage 2 (NZR )	Maryland Dividend Advantage 3 (NWI )
Investment Income	$11,716,293	$4,625,295	$4,586,080	$5,632,046
Expenses
Management fees	1,466,105	559,600	565,949	727,191
Auction fees	12,048	—	—	—
Dividend disbursing agent fees	21,644	10,000	—	14,192
Shareholders’ servicing agent fees and expenses	39,332	21,605	21,331	25,915
Interest expense and amortization of offering costs	1,538,055	851,511	874,971	898,371
Custodian’s fees and expenses	48,787	25,004	24,035	28,189
Trustees’ fees and expenses	6,268	2,488	2,519	3,224
Professional fees	24,040	20,336	20,359	21,208
Shareholders’ reports – printing and mailing expenses	51,778	22,656	24,179	26,868
Stock exchange listing fees	15,243	22,775	22,776	18,048
Investor relations expense	—	—	—	—
Other expenses	23,167	15,881	15,675	23,886
Total expenses before custodian fee credit and expense reimbursement	3,246,467	1,551,856	1,571,794	1,787,092
Custodian fee credit	(704)	(1,888)	(1,828)	(2,144)
Expense reimbursement	—	(30,115)	(60,065)	(30,704)
Net expenses	3,245,763	1,519,853	1,509,901	1,754,244
Net investment income (loss)	8,470,530	3,105,442	3,076,179	3,877,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	239,547	116,975	116,174	139,724
Change in net unrealized appreciation (depreciation) of investments	(4,795,172)	(2,206,949)	(2,276,657)	(2,516,958)
Net realized and unrealized gain (loss)	(4,555,625)	(2,089,974)	(2,160,483)	(2,377,234)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(117,279)	—	—	(42,857)
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(117,279)	—	—	(42,857)
Net increase (decrease) in net assets applicable to Common shares from operations	$3,797,626	$1,015,468	$915,696	$1,457,711

See accompanying notes to financial statements.

68	Nuveen Investments

	Virginia Premium Income (NPV )	Virginia Dividend Advantage (NGB )	Virginia Dividend Advantage 2 (NNB )
Investment Income	$9,703,580	$3,581,785	$6,696,306
Expenses
Management fees	1,224,698	433,157	816,486
Auction fees	24,832	—	—
Dividend disbursing agent fees	23,342	—	—
Shareholders’ servicing agent fees and expenses	38,075	26,521	28,358
Interest expense and amortization of offering costs	1,213,962	763,771	1,386,961
Custodian’s fees and expenses	38,700	20,365	29,353
Trustees’ fees and expenses	5,973	1,772	3,343
Professional fees	83,870	19,861	21,332
Shareholders’ reports – printing and mailing expenses	43,813	18,189	29,062
Stock exchange listing fees	15,336	12,671	8,031
Investor relations expense	—	752	—
Other expenses	28,133	15,384	14,616
Total expenses before custodian fee credit and expense reimbursement	2,740,734	1,312,443	2,337,542
Custodian fee credit	(4,592)	(1,413)	(1,659)
Expense reimbursement	—	(23,254)	(97,722)
Net expenses	2,736,142	1,287,776	2,238,161
Net investment income (loss)	6,967,438	2,294,009	4,458,145
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	262,114	41,296	113,393
Change in net unrealized appreciation (depreciation) of investments	(2,651,339)	(1,123,536)	(2,494,838)
Net realized and unrealized gain (loss)	(2,389,225)	(1,082,240)	(2,381,445)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(90,675)	—	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(90,675)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	$4,487,538	$1,211,769	$2,076,700

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Changes in Net Assets

	Maryland Premium Income (NMY)		Maryland Dividend Advantage (NFM)		Maryland Dividend Advantage 2 (NZR)
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Operations
Net investment income (loss)	$8,470,530	$8,938,164	$3,105,442	$3,733,907	$3,076,179	$3,757,493
Net realized gain (loss) from investments	239,547	81,032	116,975	26,955	116,174	17,339
Change in net unrealized appreciation (depreciation) of investments	(4,795,172)	11,721,055	(2,206,949)	5,284,917	(2,276,657)	5,066,240
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(117,279)	(263,268)	—	(103,621)	—	(105,170)
Net increase (decrease) in net assets applicable to Common shares from operations	3,797,626	20,476,983	1,015,468	8,942,158	915,696	8,735,902
Distributions to Common Shareholders
From net investment income	(8,115,616)	(7,789,618)	(3,273,605)	(3,182,569)	(3,327,514)	(3,197,580)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(8,115,616)	(7,789,618)	(3,273,605)	(3,182,569)	(3,327,514)	(3,197,580)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	156,890	50,895	56,478	41,978	77,614	25,385
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	156,890	50,895	56,478	41,978	77,614	25,385
Net increase (decrease) in net assets applicable to Common shares	(4,161,100)	12,738,260	(2,201,659)	5,801,567	(2,334,204)	5,563,707
Net assets applicable to Common shares at the beginning of year	157,242,704	144,504,444	60,308,401	54,506,834	60,749,121	55,185,414
Net assets applicable to Common shares at the end of year	$153,081,604	$157,242,704	$58,106,742	$60,308,401	$58,414,917	$60,749,121
Undistributed (Over-distribution of) net investment income at the end of year	$2,614,627	$2,175,745	$714,977	$760,002	$639,190	$759,614

See accompanying notes to financial statements.

70	Nuveen Investments

	Maryland Dividend Advantage 3 (NWI)		Virginia Premium Income (NPV)		Virginia Dividend Advantage (NGB)
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Operations
Net investment income (loss)	$3,877,802	$4,512,987	$6,967,438	$7,898,262	$2,294,009	$2,628,140
Net realized gain (loss) from investments	139,724	(9,894)	262,114	71,327	41,296	146
Change in net unrealized appreciation (depreciation) of investments	(2,516,958)	6,524,642	(2,651,339)	8,157,368	(1,123,536)	3,488,158
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(42,857)	(135,013)	(90,675)	(233,784)	—	(49,195)
Net increase (decrease) in net assets applicable to Common shares from operations	1,457,711	10,892,722	4,487,538	15,893,173	1,211,769	6,067,249
Distributions to Common Shareholders
From net investment income	(4,056,350)	(3,958,565)	(7,235,727)	(7,219,765)	(2,413,285)	(2,391,296)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,056,350)	(3,958,565)	(7,235,727)	(7,219,765)	(2,413,285)	(2,391,296)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	30,598	—	477,679	509,839	62,486	55,701
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	30,598	—	477,679	509,839	62,486	55,701
Net increase (decrease) in net assets applicable to Common shares	(2,568,041)	6,934,157	(2,270,510)	9,183,247	(1,139,030)	3,731,654
Net assets applicable to Common shares at the beginning of year	78,266,093	71,331,936	132,302,421	123,119,174	44,612,308	40,880,654
Net assets applicable to Common shares at the end of year	$75,698,052	$78,266,093	$130,031,911	$132,302,421	$43,473,278	$44,612,308
Undistributed (Over-distribution of)net investment income at the end of year	$860,339	$939,416	$1,474,063	$1,637,438	$513,065	$516,157

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of
Changes in Net Assets (continued)

	Virginia Dividend Advantage 2 (NNB)
	Year Ended 5/31/11	Year Ended 5/31/10
Operations
Net investment income (loss)	$4,458,145	$4,840,619
Net realized gain (loss) from investments	113,393	14,297
Change in net unrealized appreciation (depreciation) of investments	(2,494,838)	6,627,764
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(85,539)
Net increase (decrease) in net assets applicable to Common shares from operations	2,076,700	11,397,141
Distributions to Common Shareholders
From net investment income	(4,559,036)	(4,503,540)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,559,036)	(4,503,540)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	134,697	144,710
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	134,697	144,710
Net increase (decrease) in net assets applicable to Common shares	(2,347,639)	7,038,311
Net assets applicable to Common shares at the beginning of year	83,764,643	76,726,332
Net assets applicable to Common shares at the end of year	$81,417,004	$83,764,643
Undistributed (Over-distribution of) net investment income at the end of year	$791,815	$735,883

See accompanying notes to financial statements.

72	Nuveen Investments

Statement of
Cash Flows
Year Ended May 31, 2011

	Maryland Premium Income (NMY )	Maryland Dividend Advantage (NFM )	Maryland Dividend Advantage 2 (NZR )	Maryland Dividend Advantage 3 (NWI )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$3,797,626	$1,015,468	$915,696	$1,457,711
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(14,675,191)	(11,763,483)	(7,205,622)	(9,916,739)
Proceeds from sales and maturities of investments	16,006,045	11,097,400	7,987,920	7,888,318
Amortization (Accretion) of premiums and discounts, net	443,693	112,984	94,217	305,986
(Increase) Decrease in:
Receivable for interest	(157,712)	(159,240)	(47,581)	(96,903)
Receivable for investments sold	(6,370,000)	(4,200,000)	(1,305,000)	(55,250)
Other assets	(6,977)	(2,931)	(2,931)	(3,906)
Increase (Decrease) in:
Payable for interest	86,576	(34,440)	(43,387)	40,540
Payable for investments purchased	1,517,227	897,097	477,315	—
Payable for Auction Rate Preferred share dividends	(3,524)	—	—	(2,549)
Accrued management fees	(2,310)	1,879	2,033	6,900
Accrued other liabilities	(52,641)	(11,379)	(12,762)	(30,492)
Net realized (gain) loss from investments	(239,547)	(116,975)	(116,174)	(139,724)
Change in net unrealized (appreciation) depreciation of investments	4,795,172	2,206,949	2,276,657	2,516,958
Taxes paid on undistributed capital gains	(742)	(264)	—	(140)
Net cash provided by (used in) operating activities	5,137,695	(956,935)	3,020,381	1,970,710
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(665,533)	130,030	132,163	(421,868)
Increase (Decrease) in:
Cash overdraft balance	408,043	949,094	—	—
Payable for offering costs	211,167	(109,565)	(114,441)	116,610
ARPS, at liquidation value	(32,975,000)	—	—	(14,825,000)
MTP shares, at liquidation value	35,818,000	—	—	17,066,000
Cash distributions paid to Common shareholders	(7,938,703)	(3,216,760)	(3,248,911)	(4,023,594)
Net cash provided by (used in) financing activities	(5,142,026)	(2,247,201)	(3,231,189)	(2,087,852)
Net Increase (Decrease) in Cash	(4,331)	(3,204,136)	(210,808)	(117,142)
Cash at the beginning of year	4,331	3,204,136	291,491	262,718
Cash at the End of Year	$—	$—	$80,683	$145,576

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Maryland Premium Income (NMY	)	Maryland Dividend Advantage (NFM	)	Maryland Dividend Advantage 2 (NZR	)	Maryland Dividend Advantage 3 (NWI	)
$156,890		$56,478		$77,614		$30,598

Cash paid for interest (excluding amortization of offering costs) was as follows:

Maryland Premium Income (NMY	)	Maryland Dividend Advantage (NFM	)	Maryland Dividend Advantage 2 (NZR	)	Maryland Dividend Advantage 3 (NWI	)
$1,244,742		$757,287		$786,195		$714,572

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of
Cash Flows (continued)

	Virginia Premium Income (NPV )	Virginia Dividend Advantage (NGB )	Virginia Dividend Advantage 2 (NNB )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$4,487,538	$1,211,769	$2,076,700
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(24,782,478)	(7,804,088)	(10,284,469)
Proceeds from sales and maturities of investments	22,213,800	8,354,100	10,666,000
Amortization (Accretion) of premiums and discounts, net	32,473	(62,620)	(77,702)
(Increase) Decrease in:
Receivable for interest	(45,254)	(79,043)	(68,490)
Receivable for investments sold	(883,250)	(20,000)	(1,530,000)
Other assets	(5,281)	(3,989)	(9,155)
Increase (Decrease) in:
Payable for interest	54,770	8	17
Payable for investments purchased	562,597	—	477,315
Payable for Auction Rate Preferred share dividends	(2,067)	—	—
Accrued management fees	(843)	1,736	3,356
Accrued other liabilities	(39,282)	(12,174)	(21,624)
Net realized (gain) loss from investments	(262,114)	(41,296)	(113,393)
Change in net unrealized (appreciation) depreciation of investments	2,651,339	1,123,536	2,494,838
Taxes paid on undistributed capital gains	(6,084)	(14)	(154)
Net cash provided by (used in) operating activities	3,975,864	2,667,925	3,613,239
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(496,677)	116,443	161,140
Increase (Decrease) in:
Cash overdraft balance	(592,167)	—	285,271
Payable for offering costs	209,258	(43,608)	(73,795)
ARPS, at liquidation value	(25,550,000)	—	—
MTP shares, at liquidation value	29,203,000	—	—
Cash distributions paid to Common shareholders	(6,749,278)	(2,351,037)	(4,423,791)
Net cash provided by (used in) financing activities	(3,975,864)	(2,278,202)	(4,051,175)
Net Increase (Decrease) in Cash	—	389,723	(437,936)
Cash at the beginning of year	—	270,150	437,936
Cash at the End of Year	$—	$659,873	$—

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Virginia Premium Income (NPV	)	Virginia Dividend Advantage (NGB	)	Virginia Dividend Advantage 2 (NNB	)
$477,679		$62,486		$134,697
Cash paid for interest (excluding amortization of offering costs) was as follows:

Virginia Premium Income (NPV	)	Virginia Dividend Advantage (NGB	)	Virginia Dividend Advantage 2 (NNB	)
$962,334		$647,321		$1,225,804

See accompanying notes to financial statements.

74	Nuveen Investments

Financial
Highlights

Nuveen Investments	75

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Maryland Premium Income (NMY)
Year Ended 5/31:
2011	$14.77	$.80		$(.43)	$(.01)	$—		$.36	$(.76)	$—	$(.76)	$14.37	$14.00
2010	13.58	.84		1.10	(.02)	—		1.92	(.73)	—	(.73)	14.77	14.43
2009	14.19	.89		(.67)	(.16)	(.01)		.05	(.63)	(.03)	(.66)	13.58	12.68
2008	14.57	.88		(.41)	(.24)	—		.23	(.61)	—	(.61)	14.19	13.10
2007	14.47	.88		.12	(.23)	—		.77	(.67)	—	(.67)	14.57	14.84

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2011	14.38	.74		(.50)	—	—		.24	(.78)	—	(.78)	13.84	13.00
2010	13.01	.89		1.26	(.02)	—		2.13	(.76)	—	(.76)	14.38	14.30
2009	14.12	.95		(1.19)	(.17)	—		(.41)	(.70)	—	(.70)	13.01	13.05
2008	14.65	.95		(.54)	(.24)	—		.17	(.70)	—	(.70)	14.12	14.19
2007	14.57	.95		.12	(.24)	—		.83	(.75)	—	(.75)	14.65	15.28

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

76	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

2.32%	2.53%	$153,082	2.10%		5.48%	N/A		N/A	6%
19.89	14.44	157,243	1.49		5.88	N/A		N/A	2
2.57	.66	144,504	1.35		6.80	N/A		N/A	5
(7.55)	1.63	150,994	1.25		6.13	N/A		N/A	14
6.96	5.35	155,004	1.27		5.95	N/A		N/A	13

(3.78)	1.73	58,107	2.63		5.21	2.58		5.26	13
15.78	16.68	60,308	1.43		6.27	1.31		6.39	4
(2.48)	(2.52)	54,507	1.42		7.37	1.20		7.59	5
(2.31)	1.25	59,100	1.30		6.39	1.01		6.67	12
5.51	5.74	61,261	1.30		6.06	.95		6.41	12

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing Maryland Dividend Advantage (NFM) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Maryland Premium Income (NMY)
Year Ended 5/31:
2011	1.00%
2010	.32
2009	.05
2008	.01
2007	.04

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2011	1.44
2010	.25
2009	.06
2008	.02
2007	.04

N/A Fund does not have a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (loss	)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Maryland Dividend Advantage 2 (NZR)
Year Ended 5/31:
2011	$14.47	$.73		$(.51)	$—	$—	$.22	$(.79)	$—	$(.79)	$13.90	$13.31
2010	13.15	.90		1.21	(.03)	—	2.08	(.76)	—	(.76)	14.47	15.00
2009	14.29	.95		(1.19)	(.16)	(.01)	(.41)	(.70)	(.03)	(.73)	13.15	12.69
2008	14.81	.94		(.48)	(.24)	(.01)	.21	(.70)	(.03)	(.73)	14.29	14.25
2007	14.76	.94		.10	(.23)	—	.81	(.76)	—	(.76)	14.81	15.38

Maryland Dividend Advantage 3 (NWI)
Year Ended 5/31:
2011	14.59	.72		(.43)	(.01)	—	.28	(.76)	—	(.76)	14.11	13.64
2010	13.30	.84		1.22	(.03)	—	2.03	(.74)	—	(.74)	14.59	14.19
2009	14.02	.89		(.78)	(.16)	(.01)	(.06)	(.64)	(.02)	(.66)	13.30	12.56
2008	14.48	.89		(.49)	(.23)	—	.17	(.63)	—	(.63)	14.02	13.01
2007	14.33	.88		.16	(.22)	—	.82	(.67)	—	(.67)	14.48	14.74

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

78	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

(6.04)%	1.59%	$58,415	2.65%		5.08%	2.55%		5.18%	8%
24.89	16.13	60,749	1.47		6.21	1.29		6.38	2
(5.21)	(2.43)	55,185	1.41		7.16	1.15		7.42	6
(2.30)	1.54	59,921	1.29		6.18	.96		6.51	13
9.32	5.56	62,064	1.32		5.86	.91		6.27	10

1.52	1.96	75,698	2.33		5.02	2.29		5.06	7
19.24	15.53	78,266	1.47		5.78	1.31		5.94	—	*
2.35	(.05)	71,332	1.38		6.70	1.08		7.00	5
(7.38)	1.24	75,205	1.26		5.86	.86		6.27	13
11.47	5.75	77,640	1.28		5.52	.80		6.00	11

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Maryland Dividend Advantage 3 (NWI) for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Maryland Dividend Advantage 2 (NZR)
Year Ended 5/31:
2011	1.47%
2010	.26
2009	.05
2008	.01
2007	.04

Maryland Dividend Advantage 3 (NWI)
Year Ended 5/31:
2011	1.17
2010	.28
2009	.05
2008	.01
2007	.04

*	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Virginia Premium Income (NPV)
Year Ended 5/31:
2011	$14.73	$.77	$(.27)	$(.01)	$—		$.49	$(.80)	$—	$(.80)	$14.42	$14.92
2010	13.76	.88	.93	(.03)	—		1.78	(.81)	—	(.81)	14.73	15.85
2009	14.39	.90	(.66)	(.15)	(.02)		.07	(.65)	(.05)	(.70)	13.76	14.36
2008	14.89	.88	(.40)	(.22)	(.03)		.23	(.64)	(.09)	(.73)	14.39	14.04
2007	14.89	.88	.07	(.23)	—	*	.72	(.70)	(.02)	(.72)	14.89	15.24

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2011	14.21	.73	(.34)	—	—		.39	(.77)	—	(.77)	13.83	13.72
2010	13.04	.84	1.11	(.02)	—		1.93	(.76)	—	(.76)	14.21	15.14
2009	14.21	.93	(1.23)	(.17)	—	*	(.47)	(.69)	(.01)	(.70)	13.04	14.00
2008	14.98	.95	(.67)	(.22)	(.03)		.03	(.70)	(.10)	(.80)	14.21	14.81
2007	14.91	.96	.14	(.24)	—		.86	(.79)	—	(.79)	14.98	17.51

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

80	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate

(.58)%	3.48%	$130,032	2.11%		5.36%		N/A		N/A		12%
16.60	13.19	132,302	1.45		6.14		N/A		N/A		3
8.05	.88	123,119	1.36		6.82		N/A		N/A		6
(2.94)	1.56	128,512	1.25		6.02		N/A		N/A		14
7.18	4.89	132,900	1.20		5.80		N/A		N/A		16

(4.25)	2.86	43,473	3.02		5.22		2.96		5.27		12
14.13	15.13	44,612	2.19		5.94		2.06		6.07		2
(.01)	(2.92)	40,881	1.47		7.17		1.26		7.38		4
(10.58)	.23	44,512	1.30		6.28		1.03		6.56		10
7.24	5.82	46,908	1.27		5.99		.92		6.34		23

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing Virginia Dividend Advantage (NGB) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Virginia Premium Income (NPV)
Year Ended 5/31:
2011	.93%
2010	.29
2009	.08
2008	.02
2007	—

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2011	1.76
2010	.95
2009	.09
2008	.02
2007	—

*	Rounds to less than $.01 per share.
N/A Fund does not have a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Virginia Dividend Advantage 2 (NNB)
Year Ended 5/31:
2011	$14.56	$.77		$(.41)	$—	$—		$.36	$(.79)	$—	$(.79)	$14.13	$13.96
2010	13.36	.84		1.15	(.01)	—		1.98	(.78)	—	(.78)	14.56	15.15
2009	14.39	.97		(1.11)	(.16)	—*		(.30)	(.72)	(.01)	(.73)	13.36	13.98
2008	15.08	.96		(.61)	(.24)	(.02)		.09	(.72)	(.06)	(.78)	14.39	14.65
2007	15.02	.96		.11	(.24)	—		.83	(.77)	—	(.77)	15.08	16.73

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

82	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

(2.58)%	2.59%	$81,417	2.86%		5.33%	2.74%		5.45%	8%
14.48	15.15	83,765	2.15		5.77	1.96		5.96	2
.96	(1.78)	76,726	1.39		7.21	1.11		7.49	4
(7.58)	.63	82,472	1.24		6.21	.91		6.55	10
6.96	5.60	86,382	1.21		5.89	.80		6.29	19

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Virginia Dividend Advantage 2 (NNB)
Year Ended 5/31:
2011	1.69%
2010	.98
2009	.08
2008	.02
2007	—

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial
Highlights (continued)

	ARPS at End of Period			MTP Shares at End of Period (a)			ARPS and MTP Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Maryland Premium Income (NMY)
Year Ended 5/31:
2011	$—	$—	$—	$74,593	$10.00	$30.52	$—
2010	32,975	25,000	79,788	38,775	10.00	31.92	3.19
2009	70,875	25,000	75,972	—	—	—	—
2008	79,100	25,000	72,722	—	—	—	—
2007	79,100	25,000	73,990	—	—	—	—

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2011	—	—	—	26,485	10.00	31.94	—
2010	—	—	—	26,485	10.00	32.77	—
2009	25,825	25,000	77,766	—	—	—	—
2008	32,000	25,000	71,172	—	—	—	—
2007	32,000	25,000	72,860	—	—	—	—

Maryland Dividend Advantage 2 (NZR)
Year Ended 5/31:
2011	—	—	—	27,300	10.00	31.40	—
2010	—	—	—	27,300	10.00	32.25	—
2009	26,625	25,000	76,817	—	—	—	—
2008	32,000	25,000	71,813	—	—	—	—
2007	32,000	25,000	73,488	—	—	—	—

(a) The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
Maryland Premium Income (NMY)
Year Ended 5/31:
2011	2015	$10.09	$10.04		2016	$10.10	$10.04	^^
2010	2015	10.00	10.01	^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2011	2015	10.08	10.04		—	—	—
2010	2015	10.01	10.01	^^^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

Maryland Dividend Advantage 2 (NZR)
Year Ended 5/31:
2011	2015	10.05	10.05		—	—	—
2010	2015	9.97	9.96	^^^^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

^	For the period January 29, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period March 15, 2011 (first issuance date of shares) through May 31, 2010.
^^^	For the period April 13, 2010 (first issuance date of shares) through May 31, 2010.
^^^^	For the period April 9, 2010 (first issuance date of shares) through May 31, 2010.

84	Nuveen Investments

	ARPS at End of Period			MTP Shares at End of Period (b)			ARPS and MTP Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Maryland Dividend Advantage 3 (NWI)
Year Ended 5/31:
2011	$—	$—	$—	$37,766	$10.00	$30.04	$—
2010	14,825	25,000	80,078	20,700	10.00	32.03	3.20
2009	35,000	25,000	75,951	—	—	—	—
2008	39,000	25,000	73,208	—	—	—	—
2007	39,000	25,000	74,769	—	—	—	—

Virginia Premium Income (NPV)
Year Ended 5/31:
2011	—	—	—	61,408	10.00	31.18	—
2010	25,550	25,000	82,269	32,205	10.00	32.91	3.29
2009	63,800	25,000	73,244	—	—	—	—
2008	63,800	25,000	75,357	—	—	—	—
2007	63,800	25,000	77,077	—	—	—	—

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2011	—	—	—	22,800	10.00	29.07	—
2010	—	—	—	22,800	10.00	29.57	—
2009	21,750	25,000	71,989	—	—	—	—
2008	24,000	25,000	71,367	—	—	—	—
2007	24,000	25,000	73,862	—	—	—	—

(b) The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
Maryland Dividend Advantage 3 (NWI)
Year Ended 5/31:
2011	2015	$10.07	$10.07		2016	$10.03	$10.00	ΩΩ
2010	2015	10.02	10.04	Ω	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

Virginia Premium Income (NPV)
Year Ended 5/31:
2011	2015	10.01	10.07		2014	10.03	10.02	ΩΩΩΩ
2010	2015	10.00	10.00	ΩΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2011	2014	10.10	10.15		—	—	—
2010	2014	10.09	10.13	ΩΩΩΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

Ω	For the period February 23, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩ	For the period January 24, 2011 (first issuance date of shares) through May 31, 2011.
ΩΩΩ	For the period January 26, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩΩΩ	For the period March 14, 2011 (first issuance date of shares) through May 31, 2011.
ΩΩΩΩΩ	For the period November 18, 2009 (first issuance date of shares) through May 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial
Highlights (continued)

	ARPS at End of Period			MTP Shares at End of Period (a)			ARPS and MTP Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Virginia Dividend Advantage 2 (NNB)
Year Ended 5/31:
2011	$—	$—	$—	$43,200	$10.00	$28.85	$—
2010	—	—	—	43,200	10.00	29.39	—
2009	41,175	25,000	71,586	—	—	—	—
2008	42,000	25,000	74,090	—	—	—	—
2007	42,000	25,000	76,418	—	—	—	—

(a) The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
Virginia Dividend Advantage 2 (NNB)
Year Ended 5/31:
2011	2014	$10.13	$10.12		—	—	—
2010	2014	10.08	10.12	^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

^	For the period November 4, 2009 (first issuance date of shares) through May 31, 2010.

See accompanying notes to financial statements.

86	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund (NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (each a “Fund” and collectively, the “Funds”). Common shares of Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio manager became an employee of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Nuveen Investments	87

Notes to
Financial Statements (continued)

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2011, Maryland Premium Income (NMY), Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Virginia Premium Income (NPV) and Virginia Dividend Advantage 2 (NNB) had outstanding when issued/delayed delivery purchase commitments of $1,517,227, $775,580, $477,315, $562,597 and $477,315, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During the fiscal year ended May 31, 2011, the Funds had outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS were issued in one or more Series. The dividend rate paid by the Funds on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of May 31, 2011, each Fund redeemed all of their outstanding ARPS, at liquidation value, as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
ARPS redeemed, at liquidation value	$79,100,000		$32,000,000		$32,000,000		$39,000,000

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
ARPS redeemed, at liquidation value	$63,800,000		$24,000,000		$42,000,000

88	Nuveen Investments

During the fiscal year ended May 31, 2011, lawsuits pursuing claims made in a demand letter alleging that Virginia Premium Income (NPV) Board of Trustees breached their fiduciary duties related to the redemption at par of its ARPS had been filed on behalf of shareholders of Virginia Premium Income (NPV), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of Virginia Premium Income (NPV). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. Virginia Premium Income (NPV) believes that these lawsuits will not have a material effect on it or on the Adviser’s ability to serve as investment adviser to it.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

MuniFund Term Preferred Shares
The Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one or more Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of May 31, 2011, the number of MTP Shares outstanding, annual interest rate and NYSE “ticker” symbol for each Fund’s series of MTP shares are as follows:

	Maryland Premium Income (NMY)			Maryland Dividend Advantage (NFM)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2015	3,877,500	2.65%	NMY Pr C	2,648,500	2.60%	NFM Pr C
2016	3,581,800	2.90	NMY Pr D	—	—	—

	Maryland Dividend Advantage 2 (NZR)			Maryland Dividend Advantage 3 (NWI)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2015	2,730,000	2.60%	NZR Pr C	2,070,000	2.65%	NWI Pr C
2016	—	—	—	1,706,600	2.85	NWI Pr D

	Virginia Premium Income (NPV)			Virginia Dividend Advantage (NGB)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2014	2,920,300	2.25%	NPV Pr A	2,280,000	2.80%	NGB Pr C
2015	3,220,500	2.65	NPV Pr C	—	—	—

	Virginia Dividend Advantage 2 (NNB)
		Annual
	Shares	Interest	NYSE
	Outstanding	Rate	Ticker
Series 2014	4,320,000	2.80%	NNB Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date.

Nuveen Investments	89

Notes to
Financial Statements (continued)

The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	Maryland		Maryland		Maryland		Maryland		Maryland
	Premium		Premium		Dividend		Dividend		Dividend
	Income		Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NMY	)	(NFM	)	(NZR	)	(NWI	)
	Series 2015		Series 2016		Series 2015		Series 2015		Series 2015
Term Redemption Date	February 1, 2015		April 1, 2016		May 1, 2015		May 1, 2015		March 1, 2015
Optional Redemption Date	February 1, 2011		April 1, 2012		May 1, 2011		May 1, 2011		March 1, 2011
Premium Expiration Date	January 31, 2012		March 31, 2013		April 30, 2012		April 30, 2012		February 29, 2012

	Maryland		Virginia		Virginia		Virginia		Virginia
	Dividend		Premium		Premium		Dividend		Dividend
	Advantage 3		Income		Income		Advantage		Advantage 2
	(NWI	)	(NPV	)	(NPV	)	(NGB	)	(NNB	)
	Series 2016		Series 2014		Series 2015		Series 2014		Series 2014
Term Redemption Date	February 1, 2016		April 1, 2014		February 1, 2015		December 1, 2014		December 1, 2014
Optional Redemption Date	February 1, 2012		April 1, 2012		February 1, 2011		December 1, 2010		December 1, 2010
Premium Expiration Date	January 31, 2013		March 31, 2013		January 31, 2012		November 30, 2011		November 30, 2011

The average liquidation value of all MTP Shares outstanding for each Fund during the fiscal year ended May 31, 2011, was as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Average liquidation value of MTP Shares outstanding	$46,374,463		$26,485,000		$27,300,000		$26,638,214

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
Average liquidation value of MTP Shares outstanding	$38,435,238		$22,800,000		$43,200,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as the underwriter of each Fund’s MTP Share offering were recorded as reductions of offering costs recognized by the Funds. For the fiscal year ended May 31, 2011, the amounts earned by Nuveen for each Fund were as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Net amounts earned by Nuveen	$2,537		$1,365		$—		$—

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
Net amounts earned by Nuveen	$1,970		$—		$—

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid

90	Nuveen Investments

to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended May 31, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Maximum exposure to Recourse Trusts	$—		$—		$—		$—

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
Maximum exposure to Recourse Trusts	$6,810,000		$2,255,000		$4,265,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2011, were as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Average floating rate obligations outstanding	$9,962,000		$3,973,000		$3,840,000		$4,255,000
Average annual interest rate and fees	0.86%		0.86%		0.86%		0.85%

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
Average floating rate obligations outstanding	$4,630,000		$1,640,000		$2,980,000
Average annual interest rate and fees	0.54%		0.54%		0.54%

Nuveen Investments	91

Notes to
Financial Statements (continued)

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2011.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as deferred charges, which will be amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Each Fund’s offering costs incurred were as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
MTP Shares offering costs	$1,723,895		$657,275		$669,500		$1,091,490

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
MTP Shares offering costs	$1,433,113		$587,000		$818,500

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

92	Nuveen Investments

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2011:

Maryland Premium Income (NMY)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$228,204,597	$457,637	$228,662,234

Maryland Dividend Advantage (NFM)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$83,894,110	$471,695	$84,365,805

Maryland Dividend Advantage 2 (NZR)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$86,387,652	$471,695	$86,859,347

Maryland Dividend Advantage 3 (NWI)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$114,789,452	$606,465	$115,395,917

Virginia Premium Income (NPV)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$191,877,001	$—	$191,877,001

Virginia Dividend Advantage (NGB)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$66,181,832	$—	$66,181,832

Virginia Dividend Advantage 2 (NNB)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$124,850,016	$—	$124,850,016

Nuveen Investments	93

Notes to
Financial Statements (continued)

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Maryland	Maryland	Maryland	Maryland
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NMY)	(NFM)	(NZR)	(NWI)
	Level 3	Level 3	Level 3	Level 3
	Municipal	Municipal	Municipal	Municipal
	Bonds	Bonds	Bonds	Bonds
Balance at the beginning of year	$532,963	$484,610	$484,610	$623,070
Gains (losses):
Net realized gains (losses)	6,538	—	—	—
Net change in unrealized appreciation (depreciation)	(17,583)	(13,895)	(13,895)	(17,864)
Purchases at cost	—	—	—	—
Sales at proceeds	(65,000)	—	—	—
Net discounts (premiums)	719	980	980	1,259
Transfers into	—	—	—	—
Transfers out of	—	—	—	—
Balance at the end of year	$457,636	$471,695	$471,695	$606,465
Net change in unrealized appreciation (depreciation) during the year of Level 3 securities held as of May 31, 2011	$(17,583)	$(13,895)	$(13,895)	$(17,864)

During the fiscal year ended May 31, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2011.

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Maryland Premium Income (NMY)		Maryland Dividend Advantage (NFM)		Maryland Dividend Advantage 2 (NZR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/11	5/31/10	5/31/11	5/31/10	5/31/11	5/31/10
Common shares issued to shareholders due to reinvestment of distributions	10,623	3,548	3,889	3,167	5,332	1,829

	Maryland Dividend Advantage 3 (NWI)		Virginia Premium Income (NPV)		Virginia Dividend Advantage (NGB)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/11	5/31/10	5/31/11	5/31/10	5/31/11	5/31/10
Common shares issued to shareholders due to reinvestment of distributions	2,060	—	32,509	35,258	4,479	3,987

Virginia Dividend Advantage 2 (NNB)
	Year	Year
	Ended	Ended
	5/31/11	5/31/10
Common shares issued to shareholders due to reinvestment of distributions	9,404	10,255

94	Nuveen Investments

Preferred Shares
Transactions in ARPS were as follows:

	Maryland Premium Income (NMY)				Maryland Dividend Advantage (NFM)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	—	$—	—	$—	1,033	$25,825,000
Series W	585	14,625,000	673	16,825,000	—	—	—	—
Series TH	734	18,350,000	843	21,075,000	—	—	—	—
Total	1,319	$32,975,000	1,516	$37,900,000	—	$—	1,033	$25,825,000

	Maryland Dividend Advantage 2 (NZR)				Maryland Dividend Advantage 3 (NWI)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	—	$—	—	$—	593	$14,825,000	807	$20,175,000
Series F	—	—	1,065	26,625,000	—	—	—	—
Total	—	$—	1,065	26,625,000	593	$14,825,000	807	$20,175,000

	Virginia Premium Income (NPV)				Virginia Dividend Advantage (NGB)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	333	$8,325,000	499	$12,475,000	—	$—	—	$—
Series W	—	—	—	—	—	—	780	19,500,000
Series TH	689	17,225,000	1,031	25,775,000	—	—	—	—
Total	1,022	$25,550,000	1,530	$38,250,000	—	$—	780	$19,500,000

	Virginia Dividend Advantage 2 (NNB)
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	1,647	$41,175,000

Nuveen Investments	95

Notes to
Financial Statements (continued)

Transactions in MTP shares were as follows:

	Maryland Premium Income (NMY)				Maryland Dividend Advantage (NFM)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	3,877,500	$38,775,000	—	$—	2,648,500	$26,485,000
Series 2016	3,581,800	35,818,000	—	—	—	—	—	—
Total	3,581,800	$35,818,000	3,877,500	$38,775,000	—	$—	2,648,500	$26,485,000

	Maryland Dividend Advantage 2 (NZR)				Maryland Dividend Advantage 3 (NWI)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	2,730,000	$27,300,000	—	$—	2,070,000	$20,700,000
Series 2016	—	—	—	—	1,706,600	17,066,000	—	—
Total	—	$—	2,730,000	$27,300,000	1,706,600	$17,066,000	2,070,000	$20,700,000

	Virginia Premium Income (NPV)
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2014	2,920,300	$29,203,000	—	$—
Series 2015	—	—	3,220,500	32,205,000
Total	2,920,300	$29,203,000	3,220,500	$32,205,000

	Virginia Dividend Advantage (NGB)				Virginia Dividend Advantage 2 (NNB)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2014	—	$—	2,280,000	$22,800,000	—	$—	4,320,000	$43,200,000

96	Nuveen Investments

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2011, were as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Purchases	$14,675,191		$11,763,483		$7,205,622		$9,916,739
Sales and maturities	16,006,045		11,097,400		7,987,920		7,888,318

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
Purchases	$24,782,478		$7,804,088		$10,284,469
Sales and maturities	22,213,800		8,354,100		10,666,000

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Maryland		Maryland	Maryland	Maryland
	Premium		Dividend	Dividend	Dividend
	Income		Advantage	Advantage 2	Advantage 3
	(NMY	)	(NFM )	(NZR )	(NWI )
Cost of investments	$215,439,023		$81,904,726	$84,222,802	$111,326,210
Gross unrealized:
Appreciation	$10,380,324		$1,963,841	$2,139,033	$3,771,415
Depreciation	(7,118,835)		(3,476,273)	(3,341,958)	(3,956,696)
Net unrealized appreciation (depreciation) of investments	$3,261,489		$(1,512,432)	$(1,202,925)	$(185,281)

	Virginia		Virginia	Virginia
	Premium		Dividend	Dividend
	Income		Advantage	Advantage 2
	(NPV	)	(NGB )	(NNB )
Cost of investments	$185,624,703		$65,508,451	$122,221,133
Gross unrealized:
Appreciation	$7,558,420		$1,833,105	$4,191,357
Depreciation	(5,936,327)		(2,799,519)	(4,542,474)
Net unrealized appreciation (depreciation) of investments	$1,622,093		$(966,414)	$(351,117)

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at May 31, 2011, the Funds’ tax year end, as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Paid-in-surplus	$(202,533)		$(128,929)		$(132,163)		$(142,468)
Undistributed (Over-distribution of) net investment income	201,247		123,138		130,911		142,328
Accumulated net realized gain (loss)	1,286		5,791		1,252		140

Nuveen Investments	97

Notes to
Financial Statements (continued)

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
Paid-in-surplus	$(201,673)		$(116,362)		$(160,269)
Undistributed (Over-distribution of) net investment income	195,589		116,185		156,823
Accumulated net realized gain (loss)	6,084		177		3,446

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2011, the Funds’ tax year end, were as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Undistributed net tax-exempt income *	$3,214,207		$936,094		$850,217		$1,172,436
Undistributed net ordinary income **	3,563		6,748		2,343		11,033
Undistributed net long-term capital gains	—		—		—		—

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
Undistributed net tax-exempt income *	$2,094,655		$730,048		$1,210,898
Undistributed net ordinary income **	2,303		—		—
Undistributed net long-term capital gains	253,245		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 2, 2011, paid on June 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2011 and May 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
2011	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Distributions from net tax-exempt income***	$9,375,523		$3,996,405		$4,080,349		$4,779,678
Distributions from net ordinary income**	—		—		—		—
Distributions from net long-term capital gains	—		—		—		—

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
2011	(NPV	)	(NGB	)	(NNB	)
Distributions from net tax-exempt income***	$8,261,866		$3,051,386		$5,767,999
Distributions from net ordinary income**	—		3		—
Distributions from net long-term capital gains	—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2011, as Exempt Interest Dividends.

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
2010	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Distributions from net tax-exempt income	$8,270,687		$3,267,495		$3,279,991		$4,168,021
Distributions from net ordinary income **	—		—		—		—
Distributions from net long-term capital gains	—		—		—		—

98	Nuveen Investments

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
2010	(NPV	)	(NGB	)	(NNB	)
Distributions from net tax-exempt income	$7,324,752		$2,722,885		$5,136,012
Distributions from net ordinary income **	294,161		—		21,344
Distributions from net long-term capital gains	—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Maryland		Maryland		Maryland		Maryland		Virginia		Virginia
	Premium		Dividend		Dividend		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3		Advantage		Advantage 2
	(NMY	)	(NFM	)	(NZR	)	(NWI	)	(NGB	)	(NNB	)
Expiration:
May 31, 2014	$—		$33,836		$—		$—
May 31, 2017	396,548		419,436		424,135		502,067		$125,677		$1,261
May 31, 2018	—		—		—		9,753		360,046		532,686
Total	$396,548		$453,272		$424,135		$511,820		$485,723		$533,947

During the tax year ended May 31, 2011, the Funds utilized capital loss carryforwards as follows:

	Maryland		Maryland		Maryland		Maryland		Virginia		Virginia		Virginia
	Premium		Dividend		Dividend		Dividend		Premium		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3		Income		Advantage		Advantage 2
	(NMY	)	(NFM	)	(NZR	)	(NWI	)	(NPV	)	(NGB	)	(NNB	)
Utilized capital loss carryforwards	$240,833		$122,766		$117,426		$139,864		$14,953		$41,474		$116,839

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

	Maryland Premium Income (NMY	)
	Virginia Premium Income (NPV	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Nuveen Investments	99

Notes to
Financial Statements (continued)

	Maryland Dividend Advantage (NFM	)
	Maryland Dividend Advantage 2 (NZR	)
	Maryland Dividend Advantage 3 (NWI	)
	Virginia Dividend Advantage (NGB	)
	Virginia Dividend Advantage 2 (NNB	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2011, the complex-level fee rate for each of these Funds was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
100 Nuveen Investments

100	Nuveen Investments

For the first ten years of Maryland Dividend Advantage’s (NFM) and Virginia Dividend Advantage’s (NGB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31,		Year Ending January 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM) and Virginia Dividend Advantage (NGB) for any portion of their fees and expenses beyond January 31, 2011.

For the first ten years of Maryland Dividend Advantage 2’s (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending September 30,		Year Ending September 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Maryland Dividend Advantage 3’s (NWI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending September 30,		Year Ending September 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 3 (NWI) for any portion of its fees and expenses beyond September 30, 2010.

For the first ten years of Virginia Dividend Advantage 2’s (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending November 30,		Year Ending November 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

Nuveen Investments	101

Notes to
Financial Statements (continued)

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

102	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	ROBERT P. BREMNER (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245

Nuveen Investments	103

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal ccupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245

■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245

■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					245

Interested Board Member:
■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245

104	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

	Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 6 0606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC(since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC(since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					245
■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245

Nuveen Investments	105

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					245

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	245

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245

■	LARRY W. MARTIN 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997
Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003) , Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).
					245

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008),Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					245

106	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245

(1)
Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	107

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub Advisor”) (the Investment Management Agreements and the Sub Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Fund Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board

108	Nuveen Investments

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub Advisor, a newly-organized, wholly-owned subsidiary of the Advisor. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment teams’ philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market promotion program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed end funds; and maintaining and enhancing a closed-end fund website.

110	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three-and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one-and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of each of the Funds were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Funds will vary depending on when such shareholder invests in the applicable Fund, the class held (if multiple classes are offered) and the performance of the Fund (or respective class) during that shareholder’s investment period.

With respect to each of the Funds, which, as noted above, had significant differences with its Performance Peer Group, the Independent Board Members considered the Fund’s performance compared to its respective benchmark. In this regard, the Independent Board Members noted that the Nuveen Virginia Dividend Advantage Municipal Fund underperformed its benchmark in the one- and three-year periods and

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

that each of the other Funds underperformed its respective benchmark in the one-year period, but outperformed its benchmark in the three-year period. With respect to any Funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such Funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that the Nuveen Maryland Premium Income Municipal Fund and Nuveen Virginia Premium Income Municipal Fund had net management fees slightly higher or higher than the peer average but a net expense ratio below or in line with the peer average. They observed that each of the other Funds had net management fees and net expense ratios below or in line with their peer averages.

112	Nuveen Investments

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3.Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets

114	Nuveen Investments

increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	115

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

116	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	117

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

118	Nuveen Investments

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Structural leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	119

Notes

120	Nuveen Investments

Notes

Nuveen Investments	121

Notes

122	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Preferred Shares Redeemed
NMY	—	1,319
NFM	—	—
NZR	—	—
NWI	—	593
NPV	—	1,022
NGB	—	—
NNB	—	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	123

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready - no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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OR

www.nuveen.com/accountaccess

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Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0511D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Maryland Dividend Advantage Municipal Fund 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
May 31, 2011	$18,200	$12,500	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2010	$11,036	$15,000	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
May 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2011	$850	$0	$0	$850
May 31, 2010	$850	$0	$0	$850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Thomas Spalding	Nuveen Maryland Dividend Advantage Municipal Fund 3

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Thomas Spalding	Registered Investment Company	20	$10.411 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$18 million
*	Assets are as of May 31, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager‘s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio manager is eligible for an annual cash bonus determined based upon the  portfolio manager‘s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of the portfolio manager‘s annual cash bonus is based on his or her Fund‘s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager‘s tenure is shorter. Investment performance for the Fund is determined by evaluating the Fund‘s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager‘s performance to a benchmark is measured against a Fund-specific customized subset (limited to bonds in each Fund‘s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor‘s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of June 30, 2011, the S&P/Investortools Municipal Bond Index was comprised of 56,838 securities with an aggregate current market value of $1,218 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager‘s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager‘s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM‘s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with NAM‘s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund‘s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received profits interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, in July 2009, Nuveen Investments created and funded a trust which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain key employees, including certain portfolio managers. Finally, certain key employees of  NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm‘s growth over time.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the May 31, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by NAM’s municipal investment team
Thomas Spalding	Nuveen Maryland Dividend Advantage Municipal Fund 3	$0	$100,001-$500,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen’s first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 21 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Maryland Dividend Advantage Municipal Fund 3

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 5, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 5, 2011